UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Temple-Inland Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Annual Meeting
of Stockholders
and
Proxy Statement

1300 South MoPac Expressway, 3rd Floor
Austin, Texas 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, May 2, 2008

To Temple-Inland Stockholders:

When and Where the Annual Meeting of Stockholders Will be Held	The 2008 annual meeting of our stockholders will be held at our offices located at 303 South Temple Drive, Diboll, Texas 75941, on Friday, May 2, 2008, at 9:00 a.m. local time.

Purposes of the Meeting	The meeting will be held for the following purposes:

1. To elect five (5) directors to our board of directors. These five directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

2. To approve the adoption of the 2008 Incentive Plan.

3. To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2008.

4. To transact any other business that is properly raised for discussion at the annual meeting or any later meeting if the annual meeting is adjourned or postponed.

Who Can Attend and Vote	The board of directors has fixed the close of business on March 6, 2008 as the record date for determining who is a stockholder entitled to receive notices about the annual meeting and to vote at the annual meeting or any later meeting if the annual meeting is adjourned or postponed. Only stockholders who own stock on the record date are entitled to receive notices about the annual meeting and to vote at the annual meeting.

If you need help in voting your shares, please call D. F. King & Co., Inc., our proxy solicitation firm, at (800) 549-6697.

March 25, 2008	Leslie K. O’Neal
Austin, Texas	Corporate Secretary

Your vote is important. You are invited to attend the meeting in person. Whether or not you plan to attend, and no matter how many shares you own, please mark your vote on the enclosed proxy card, sign it, date it, and return it by mail or vote by telephone or on the internet. By voting before the meeting, you will help us ensure that there are enough stockholders voting to hold a meeting and avoid added proxy solicitation costs. If you attend the meeting, you may vote in person, even if you have previously submitted a proxy. You may revoke your proxy at any time before the vote is taken by delivering to the Corporate Secretary a written revocation or a proxy with a later date or by voting your shares in person at the meeting, in which case your prior proxy will be disregarded. Please see the instructions under Questions and Answers About the Annual Meeting — How can I vote my shares before the annual meeting?

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 2, 2008. The 2008 Proxy Statement and Annual Report to Stockholders are available at www.http://www.templeinland.com/proxy.htm.

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1300 South MoPac Expressway, 3rd Floor
Austin, Texas 78746

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How are we asking for your vote?

Our board of directors seeks your proxy for use in voting at our 2008 annual meeting of stockholders to be held on Friday, May 2, 2008, and at any later meeting if the annual meeting is adjourned or postponed. This proxy statement and proxy card were mailed beginning on March 25, 2008 to all holders of our common stock entitled to vote at the annual meeting.

We have enclosed with this proxy statement our 2007 Annual Report to Stockholders, which includes audited financial statements. The Annual Report does not constitute any part of the material for the solicitation of proxies.

Who is entitled to vote at the annual meeting?

Holders of Temple-Inland common stock as of the close of business on the record date, March 6, 2008, may vote at the 2008 annual meeting, either in person or by proxy. As of the close of business on March 6, 2008, there were 106,223,108 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The common stock is the only authorized voting security of the company, and each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

What matters will be voted on at the annual meeting?

At the annual meeting, stockholders will be asked to vote on the following proposals:

Proposal No. 1:  To elect five (5) directors to our board of directors. These five directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

Proposal No. 2:  To approve the adoption of the Temple-Inland 2008 Incentive Plan.

Proposal No. 3:  To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2008.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record” with respect to those shares. This proxy statement and the enclosed proxy card and 2007 Annual Report to Stockholders have been sent directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in “street name” and you are considered the “beneficial owner” of the shares. The proxy statement, 2007 Annual Report to Stockholders and other materials have been forwarded to you by your broker, bank or other nominee, who is the stockholder of record. You will receive separate instructions from your broker, bank or other holder of record describing how to vote your shares.

How can I vote my shares before the annual meeting?

If you hold shares in your own name as a stockholder of record, you can cast your vote before the annual meeting by authorizing the individuals named on the enclosed proxy card to serve as your proxy to vote your shares at the annual meeting in the manner you indicate. You may do so by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. The telephone and internet voting instructions serve the same purpose as the proxy card. When your proxy card or telephone or internet vote specifies a choice with respect to a voting matter, the named individuals on the proxy card will vote your shares as you have specified. Submitting a proxy or voting through the telephone or the internet will not affect your right to attend the annual meeting and vote in person.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee will provide you with materials and instructions for voting your shares. The availability of telephonic or internet voting will depend on the bank’s or broker’s voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If your shares are held in your own name as a stockholder of record and you return your signed proxy card but do not specify a voting choice on your proxy card, your shares will be voted as follows:

•	FOR the election of each of the director nominees under the caption “Election of Directors.”

•	FOR the approval of the Temple-Inland 2008 Incentive Plan.

•	FOR ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year 2008.

If I am the beneficial owner of shares held in street name by my broker, will my broker automatically vote my shares for me?

New York Stock Exchange rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters, which include the election of directors and the ratification of the appointment of the independent registered public accounting firm. However, your broker does not have discretionary authority to vote your shares for certain other types of matters, including the approval of the adoption of the 2008 Incentive Plan. If your broker does not receive voting instructions from you regarding this proposal, your shares will not be voted on this proposal.

Can I vote in person at the annual meeting?

Yes. If you hold shares in your own name as a stockholder of record, you are invited to attend the annual meeting and cast your vote at the meeting by properly completing and submitting a ballot at the meeting. If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you are invited to attend the meeting in person, but in order to vote at the meeting you must first obtain a legal proxy from your broker, bank or other nominee giving you the right to vote those shares and submit that proxy along with a properly completed ballot at the meeting.

How can I change or revoke my vote?

If you hold shares in your own name as a stockholder of record, you may change your vote or revoke your proxy at any time before voting begins by:

•	giving written notice of revocation to our Corporate Secretary at our principal executive offices at any time before the voting is closed; or

•	signing and delivering a proxy that is dated after the proxy you wish to revoke; or

•	attending the annual meeting and voting in person by properly completing and submitting a ballot. (Attendance at the meeting, in and of itself, will not cause your previously granted proxy to be revoked unless you vote at the meeting.)

We must receive your notice of revocation or later-dated proxy at or prior to voting at the annual meeting for it to be effective. It should be delivered to:

Temple-Inland Inc.
1300 South MoPac Expressway, 3rd Floor
Austin, Texas 78746
Attention: Leslie K. O’Neal, Corporate Secretary

Alternatively, you may hand deliver a written revocation notice, or a later-dated proxy, to the Corporate Secretary at the annual meeting before the voting begins.

If you are the beneficial owner of your shares held in street name, please check with your bank or broker and follow the procedures your bank or broker provides if you wish to change your vote.

What is the “quorum” for the annual meeting and what happens if a quorum is not present?

The presence at the annual meeting, in person or by proxy, of the holders of 53,111,554 shares (a majority of the number of shares of common stock issued and outstanding and entitled to vote as of the record date) is required to constitute a quorum to transact business at the annual meeting. Proxies marked “abstain” and broker “non-votes” (each of which are explained below) will be counted in determining the presence of a quorum.

If the shares present in person or represented by proxy at the annual meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of the votes entitled to be cast by the stockholders, present in person or by proxy (which may be voted by the proxyholders at the meeting), may, without further notice to any stockholder (unless a new record date is set or the adjournment is for more than 30 days), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

What is an “abstention” and how would it affect the vote?

An abstention occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular proposal. An abstention with respect to a proposal will not be counted as a vote “cast” for or against the proposal. Consequently, an abstention with respect to any of the proposals scheduled for a vote at the annual meeting will not affect the outcome of the vote, except with respect to the approval of the adoption of the 2008 Incentive Plan, as explained below in “What are the voting requirements to elect directors and approve the proposals described in the proxy statement?”

What is a broker “non-vote” and how would it affect the vote?

Broker “non-votes” are shares held by brokers or nominees for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers so the broker is unable to vote those uninstructed shares. We believe that brokers and nominees have discretionary voting power to vote shares with respect to all of the proposals to be voted on at the annual meeting, other than the proposal to approve the adoption of the 2008 Incentive Plan. A broker “non-vote” with respect to a proposal will not be counted as a vote “cast” for or against the proposal. Consequently, a broker “non-vote” with respect to the approval of the adoption of the 2008 Incentive Plan will not affect the outcome of the vote, except to the extent it has the effect of causing the percentage of the total number of shares voting on the proposal to be less than that required by the rules of the New York Stock Exchange for approval of the proposal, as explained immediately below.

What are the voting requirements to elect directors and approve the proposals described in the proxy statement?

Election of Directors

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy is required for the election of each director nominee named in Proposal No. 1. This means that the votes cast “for” that nominee must exceed the votes cast “against” that nominee. Any shares not voted (whether by abstention or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote. In accordance with our Corporate Governance Guidelines, each incumbent nominee will submit, prior to the annual meeting, an irrevocable resignation contingent on the nominee failing to receive the required vote for election and the board accepting the resignation. For more information on the operation of our majority voting standard, see “Election of Directors” on page 9. Stockholders may not cumulate votes in the election of directors.

2008 Incentive Plan

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy (provided that the total votes cast on the proposal represents over 50% of the total number shares entitled to vote on the proposal) is required for approval of the adoption of the 2008 Incentive Plan in Proposal No. 2. Any shares not voted (whether by abstention, broker non-vote or otherwise) will not be counted as votes cast, but could have the same effect as votes cast against approval if they cause the total votes cast on the proposal to be 50% or less of the total number of shares entitled to vote on the proposal. Accordingly, beneficial owners of shares should instruct their brokers or nominees how to vote with respect to this proposal.

Ratification of Auditors

The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the annual meeting is required for the ratification of the appointment of our independent registered public accounting firm in Proposal No. 3. Any shares not voted (whether by abstention or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote.

Who will conduct and pay for the proxy solicitation?

The company is soliciting your proxy for the annual meeting and will pay all the costs of the proxy solicitation process. We have retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. D.F. King’s employees and our directors, officers and employees may solicit the return of proxies by personal contact, mail, electronic mail, facsimile, telephone or the internet. We may also issue press releases asking for your vote or post letters or notices to you on our website, www.templeinland.com. Our directors, officers and employees will not receive additional compensation, but will be reimbursed for out-of-pocket expenses. D.F. King will be reimbursed for its expenses in soliciting proxies and, in addition, will receive a proxy solicitation fee not to exceed $20,000. D.F. King expects that approximately 20 of its employees will assist in the solicitation. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of our common stock.

Who will count the votes?

Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspectors of election to certify the results.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The name, address and stock ownership of each person or group of persons known by us to own beneficially more than five percent (5%) of the outstanding shares of our common stock as of March 6, 2008 follows.

		Percent of
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Class(1)

Carl C. Icahn and affiliated entities(2)	10,366,491	9.8%
767 Fifth Avenue, Suite #4700
New York, NY 10153
Franklin Mutual Advisers, LLC(3)	9,239,328	8.70%
100 John F. Kennedy
Short Hills, NJ 07078
Janus Capital Management LLC(4)	5,636,011	5.30%
151 Detroit Street
Denver, Colorado 80206
Vanguard Fiduciary Trust Company(5)	5,608,746	5.3
500 Admiral Nelson Blvd.
Malvern, PA 19355

(1)	There were 106,223,108 shares of common stock outstanding on March 6, 2008.

(2)	Based solely on information reported on Schedule 13D/A (the “Report”), filed with the SEC on February 20, 2008 by High River Limited Partnership (“High River”), Hopper Investments, LLC (“Hopper”), Barberry Corp., Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II LP (“Icahn Master II”), Icahn Partners Master Fund III, LP (“Icahn Master III”), Icahn Offshore LP, Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP, Icahn Partners Holding LP, IPH GP LLC (“IPH”), American Real Estate Holdings Limited Partnership (“AREH”), American Property Investors, Inc. (“API”), Beckton Corp. and Carl C. Icahn. The Report indicates that 2,407,447 shares of common stock are held of record by High River; 3,285,356 shares of common stock (including 3,285,356 shares for which it holds a call option expiring October 17, 2008) are held of record by Icahn Master; 888,293 shares of common stock (including 888,293 shares for which it holds a call option expiring October 17, 2008) are held of record by Icahn Master II; 336,907 shares of common stock (including 336,907 shares for which it holds a call option expiring October 17, 2008) are held of record by Icahn Master III; and 3,448,488 shares of common stock are held of record by Icahn Partners (collectively, the “Record Holders”). The Report states that Barberry Corp. is the sole member of Hopper, which is the general partner of High River; Beckton Corp. is the sole stockholder of API, which is the general partner of AREH, which is the sole member of IPH, which is the general partner of Icahn Partners Holding LP, which is the general partner of each of Icahn Offshore LP and Icahn Onshore LP; Icahn Offshore LP is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III; Icahn Onshore LP is the general partner of Icahn Partners. The Report further states that each of Barberry Corp. and Beckton Corp. is 100 percent owned by Carl Icahn and, as such, Mr. Icahn is in a position indirectly to determine the voting and investment decisions made by each of the Record Holders.

(3)	Based solely on a Schedule 13G filed with the SEC on January 30, 2008, Franklin Mutual Advisers, LLC, in its capacity as investment advisor, may be deemed beneficial owner of these shares, which are owned by numerous investment advisory clients.

(4)	Based solely on information reported on a Schedule 13G filed with the SEC on February 14, 2008, Janus Capital Management LLC, in its capacity as investment advisor and its indirect ownership in Enhanced Investment Technologies LLC and Perkins, Wolf, McDonnell and Company, LLC, may be deemed beneficial owner of these shares, which are owned by numerous investment advisory clients.

(5)	Based solely on information reported on a Schedule 13G/A filed with the SEC on February 7, 2008 Vanguard Fiduciary Trust Company, in its capacity as investment advisor, may be deemed beneficial owner of these shares, which are owned by numerous investment advisory clients.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of our common stock as of March 6, 2008 by:

•	each of our directors and nominees for director, including our Chief Executive Officer and President,

•	our Chief Financial Officer and our three most highly compensated executive officers other than the CEO and CFO,

•	our former Chief Executive Officer and two former officers, and

•	all directors and executive officers as a group.

We determined beneficial ownership as reported in the table in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (which we will refer to in this Proxy Statement as the Exchange Act). Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power. Even though SEC rules require reporting of all the shares listed in the table, the directors and executive officers do not claim beneficial ownership of all of these shares. For example, a director or executive officer might not claim ownership of shares owned by a relative. Unless otherwise indicated, the table does not include any shares that may be held by pension and profit-sharing plans of the corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees.

	Beneficial Ownership			Additional Ownership (7) (10)
				Shares
				Issuable on
				Exercise of			Phantom		Total
	Amount and		Beneficial	Options	Performance	Restricted	Shares	Total	Beneficial
	Nature of		Ownership	on or	Stock	Stock	Deferred and	Additional	and Additional
	Beneficial		Percent	after May 5,	Units	Units	Payable upon	Ownership	Ownership
Beneficial Owner	Ownership (1)		of Class	2008	(8)	(8)	Retirement	(d+e+f+g)	(b+h)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)

Current Directors:
Afsaneh M. Beschloss	20,000	(1)	*	—	—	—	38,747	38,747	58,747
Donald M. Carlton	22,000	(1)	*	—	—	—	39,242	39,242	61,242
Cassandra C. Carr	22,000	(1)	*	—	—	—	30,168	30,168	52,168
E. Linn Draper, Jr.	20,000	(1)	*	—	—	—	36,297	36,297	56,297
Larry R. Faulkner	16,200	(1)	*	4,000	—	—	22,853	26,853	43,053
James T. Hackett	24,200	(1)	*	—	—	—	62,283	62,283	86,483
Jeffrey M. Heller	20,000	(1)	*	—	—	—	42,106	42,106	62,106
J. Patrick Maley III	132,268	(1)(2)	*	261,245	14,000	175,977	—	451,222	583,490
W. Allen Reed	13,000	(1)	*	—	—	—	54,897	54,897	67,897
Doyle R. Simons	182,148	(1)(2)	*	314,306	14,000	194,671	—	522,977	705,125
Richard M. Smith	8,000	(1)	*	12,000	—	—	17,931	29,931	37,931
Arthur Temple III	791,538	(1)(3)(4)(5)	*	—	—	—	48,000	48,000	839,538
Larry E. Temple	19,500		*	—	—	—	56,313	56,313	75,813
Current Executives:
J. Bradley Johnston	109,261	(1)(2)	*	119,002	8,000	74,616	—	201,618	310,879
Randall D. Levy	289,694	(1)(2)	*	152,885	10,000	94,006	—	256,891	546,585
Jack C. Sweeny	238,188	(1)(2)	*	152,885	10,000	91,006	—	253,891	492,079
Former Directors and Officers:
Kenneth M. Jastrow, II	1,290,057	(1)(2)(5)(9)	1.21%	—	70,000	515,248	43,669	628,917	1,918,974
James A. Johnson	43,616	(1)(9)	*	—	—	—	56,040	56,040	99,656
Kenneth R. Dubuque	113,277	(1)(2)(9)	*	36,750	10,000	87,500	—	134,250	247,527
James M. DeCosmo	60,025	(1)(2)(9)	*	27,063	6,000	63,400	—	96,463	156,488
Group:
All directors and executive officers (25 Persons) as a group	3,967,553	(1)(2)(3)(4)(5)(6)	3.73%	1,657,346	162,000	1,648,475	567,286	4,035,107	8,002,660

*	Percentage is less than 1% of Tempe-Inland common stock outstanding.

(1)	Includes the following number of shares of common stock issuable upon the exercise of options exercisable within a period of 60 days from March 6, 2008:

Beschloss	20,000	Johnson	36,000
Carlton	20,000	Johnston	81,337
Carr	20,000	Levy	206,450
DeCosmo	46,337	Maley	96,600
Draper	20,000	Reed	13,000
Dubuque	68,450	Simons	140,600
Faulkner	16,000	Smith	8,000
Hackett	24,000	Sweeny	144,450
Heller	20,000	A. Temple III	22,000
Jastrow	1,083,188

and all directors and officers (25 persons) as a group — 2,465,039.

(2)	Includes shares held by trustees under Temple-Inland Inc. 401(k) plans for:

Simons	6,408
Maley	583
Levy	3,604
Sweeny	15,872
Johnston	2,976
Jastrow	11,557
Dubuque	145
DeCosmo	1,668

and all directors and officers (25 persons) as a group — 70,109. The SEC considers these shares to be beneficially owned.

(3)	Includes 2,000 shares owned by certain relatives of Mr. Temple III. SEC rules consider these shares to be beneficially owned, but Mr. Temple III disclaims any beneficial interest in such shares.

(4)	Includes 134,460 shares held in a trust over which Mr. Temple III is trustee. Mr. Temple III has a future income interest with respect to 67,230 of these shares and a remainder interest with respect to 67,230 of these shares. Also includes 20,166 shares held by various trusts and custodial accounts, with respect to which Mr. Temple III has sole voting and dispositive power. Mr. Temple III disclaims any beneficial ownership with respect to these 20,166 shares. Includes 157,380 shares held in a trust for Mr. Temple III with respect to which he has a present income interest and is also a co-trustee. Does not include 2,521,252 shares of common stock held by the T.L.L. Temple Foundation, a charitable trust, of which Mr. Temple III is Chairman of the Board of Trustees. Mr. Temple III shares voting and dispositive power of the shares held by the foundation. Mr. Temple III disclaims any beneficial ownership with respect to such shares.

(5)	Includes the following number of shares pledged as security with independent financial institutions: Mr. Jastrow pledged 71,310 shares as security for a loan to secure a revolving line of credit, and such line of credit is not in default, nor does the pledgee have the power to vote or direct any vote regarding such securities. Mr. Temple III pledged 455,532 shares as security for a loan to secure a revolving line of credit, against which he may borrow from time to time, and such line of credit is not in default, nor does the pledgee have the power to vote or direct any vote regarding such securities.

(6)	Includes 7,462 shares owned by relatives of all directors and executive officers (25 persons) as a group. SEC rules consider these shares to be beneficially owned, but the individuals disclaim any beneficial interest in such shares.

(7)	“Additional Ownership” is not included in the SEC’s definition of “Beneficial Ownership.” Phantom shares deferred through 2005 are payable in shares of common stock at retirement. Phantom shares deferred in 2006 and later are payable in cash based on the stock price at retirement.

(8)	Restricted stock units and performance stock units vest on the third anniversary from the date of grant if minimum Return on Investment (or ROI) criteria are met. RSUs and PSUs will be settled in cash.

(9)	Mr. Jastrow stepped down effective December 28, 2007 in connection with the transformation plan and retired effective January 1, 2008; Mr. Johnson retired effective November 2, 2007. Messrs. Dubuque and DeCosmo resigned effective December 28, 2007 in connection with the spin-offs of Guaranty Financial Group Inc. and Forestar Real Estate Group Inc.

(10)	Additional Ownership includes awards granted to officers by the board on February 1, 2008, and that are subject to stockholder approval of the 2008 Incentive Program. See the table on page 65.

Section 16(a) Beneficial Ownership Reporting Compliance

We have not identified any person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. For this purpose, we only reviewed Forms 3, 4, and 5, amendments to these forms, and written representations supplied to us in lieu of Form 5 under the SEC’s Section 16 rules for the most recent fiscal year.

ELECTION OF DIRECTORS

Our By-laws specify that the board of directors will establish by vote how many directors will serve on the board. The By-laws also provide that the directors will be divided into three classes, which will as nearly as possible be equal in size. The board of directors has set the number of directors at ten following the retirement of Mr. L. Temple, Mr. Hackett, and Ms. Beschloss at the May 2008 annual meeting of stockholders, with two classes of three directors each, and one class of four directors.

In 2007, the board, upon the recommendation of the Nominating and Governance Committee, approved an amendment to our By-laws to change the voting standard in uncontested elections of directors (as is the case for this annual meeting) from a plurality to a majority of votes cast in the election. Under the majority of votes cast standard, a director nominee is elected if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. In contested elections (that is, those in which the number of nominees exceeds the number of directors to be elected), the voting standard will continue to be a plurality of votes cast, which means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting.

In conjunction with the adoption of the majority of votes cast standard, the board also adopted a director resignation policy, which is set forth in the Corporate Governance Guidelines available on our website at www.templeinland.com. This policy sets forth the procedures that will apply in the event that a director does not receive the requisite majority of votes cast “for” his or her election. In summary, prior to each annual meeting of stockholders, director nominees will submit an irrevocable resignation contingent on the nominee failing to receive the required vote for election and the board accepting the resignation. If a nominee fails to receive the required vote for election, the Nominating and Governance Committee will make a recommendation to the board on whether to accept or reject the resignation. The board will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director whose resignation is under consideration will not participate in the committee’s or board’s decision. If a resignation is not accepted by the board, the director will continue to serve. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the board, that vacancy can be filled by action of the board. The policy also provides that the board shall nominate for election or re-election as directors only candidates who agree to tender irrevocable resignations consistent with the policy, and the board shall fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation tendered by other directors.

Nominees

Unless you specify otherwise on your proxy, the persons named in such proxy intend to vote for the election of the nominees listed below to serve as directors.

Except as noted otherwise, directors will serve for a term of three years, or until their replacements are duly elected and meet all requirements. Mr. L. Temple, Mr. Hackett and Ms. Beschloss are retiring from the board of directors effective at the May 2, 2008 annual meeting of stockholders. All nominees are presently serving as directors. After review of their qualifications, the Nominating and Governance Committee recommended them as nominees to the full board, and the full board subsequently voted unanimously to recommend them to the stockholders as nominees. We did not pay a fee to any third party to identify or evaluate or to assist in identifying or evaluating potential nominees.

Each of the nominees has consented to being named in the proxy statement and to serve if elected. If any nominee becomes unavailable to serve, however, the persons named in the enclosed form of proxy intend to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

Nominees for Directors to Be Elected at the 2008 Annual Meeting of Stockholders to Serve Until 2011

Name and Year First Elected Director	Principal Occupation and Other Information

Larry R. Faulkner 2005	Dr. Faulkner, 63, has served as President of Houston Endowment, Inc. since February 2006. Houston Endowment is one of the largest private foundations in Texas. Dr. Faulkner served as the President of The University of Texas from April 1998 until January 2006. He was previously Provost and Vice Chancellor for Academic Affairs, Dean of the College of Liberal Arts and Sciences, and Head of the Department of Chemistry at the University of Illinois at Urbana-Champaign. Dr. Faulkner serves on the boards of ExxonMobil Corporation, Guaranty Financial Group Inc., and the Lyndon Baines Johnson Foundation.
Jeffrey M. Heller 2004	Mr. Heller, 68, has served as Vice Chairman of Electronic Data Systems, Inc. (EDS) since October 2006. Mr. Heller rejoined EDS in March 2003 after a brief retirement, served as President and Chief Operating Officer until October 2005, and as President until October 2006. Mr. Heller previously served as Vice Chairman of EDS from November 2000 until retirement in February 2002. Mr. Heller is also a director of EDS and Mutual of Omaha.
W. Allen Reed 2000	Mr. Reed, 61, private investor, retired as Chairman of General Motors Asset Management Corporation in April 2006. Mr. Reed served as President and Chief Executive Officer of GMAMC from July 1994 until December 31, 2005. He also served as Chairman and CEO of the GM Trust Bank and as a Corporate Vice President of General Motors Corporation until December 31, 2005. He is a director of Legg Mason, Inc. and Morgan Stanley Mutual Funds. Mr. Reed is also Senior Advisor to AEA Holdings, a private equity and alternative investments firm.
Doyle R. Simons 2007	Mr. Simons, 44, became Chairman of the Board and Chief Executive Officer on December 28, 2007. He was previously named Executive Vice President in February 2005 following his service as Chief Administrative Officer since November 2003. Mr. Simons served as Vice President, Administration from November 2000 to November 2003 and Director of Investor Relations from 1994 through 2000. Mr. Simons joined Temple-Inland in 1992. He is also a director of Fiserv, Inc.

Nominees for Directors to Be Elected at the 2008 Annual Meeting of Stockholders to Serve Until 2010

In addition to the nominees listed above, our By-laws require that any director named to the board to fill a vacancy, whether by an increase in the size of the board or by the retirement or resignation of a director, shall be submitted for election by the stockholders at the next annual meeting. Mr. Maley was named to the board to fill a vacancy on December 28, 2007.

Name and Year First Elected Director	Principal Occupation and Other Information

J. Patrick Maley III 2007	Mr. Maley, 46, became President and Chief Operating Officer on December 28, 2007. He was previously named Executive Vice President — Paper in November 2004 following his appointment as Group Vice President in May 2003. Prior to joining the Company, Mr. Maley served in various capacities from 1992 to 2003 at International Paper.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS.
FAULKNER, HELLER, REED, SIMONS AND MALEY AS DIRECTORS OF TEMPLE-INLAND.

Continuing Directors

The following information is provided with respect to directors who will continue to serve as directors until the expiration of their terms.

Directors to Serve Until the 2009 Annual Meeting of Stockholders

Name and Year First Elected Director	Principal Occupation and Other Information

Cassandra C. Carr 2004	Ms. Carr, 63, is Senior Advisor, Public Strategies, Inc. (since April 2002). Public Strategies, Inc. is a strategic consulting and communications firm which manages campaigns around issues affecting businesses. Ms. Carr was Senior Executive Vice President, External Affairs, SBC Communications, Inc., San Antonio, TX (telecommunications) (October 1998 — March 2002) and Senior Vice President, Human Resources (May 1994 — September 1998). Ms. Carr is also a director of YRC Worldwide Inc.
Richard M. Smith 2006	Mr. Smith, 62, is Chairman of Newsweek. Until December 2007, Mr. Smith served as Editor-in-Chief of the Magazine since 1984 and CEO since 1991. He became Chairman in March 1998. Mr. Smith was Chairman of the Magazine Publishers of America (MPA) from 1996 to 1997 and the founding chairman of the MPA’s New Media Committee. He is also a former board member of the American Society of Magazine Editors. Mr. Smith is also a director of Forestar Real Estate Group Inc.
Arthur Temple III 1983	Mr. Temple III, 66, is Chairman of the Board of First Bank & Trust, East Texas (FB&T), a position he has held since March 1992. FB&T is a community bank headquartered in Diboll, Texas, and is owned by Diboll Bancshares, Inc., a locally-owned bank holding company. Since November 2000, Mr. Temple III has also served as Chairman of the T.L.L. Temple Foundation, a charitable foundation. Mr. Temple III served as Chairman of the board of Exeter Investment Company from 1975 to early 1982 and from March 1986 until June 2002. From 1973 until 1980 Mr. Temple III served as a member of the Texas legislature and from January 1981 until March 1986 he served as a member and Chairman of the Railroad Commission of Texas, which regulates mineral resources in Texas.

Directors to Serve Until the 2010 Annual Meeting of Stockholders

Name and Year First Elected Director	Principal Occupation and Other Information

Donald M. Carlton 2003	Dr. Carlton, 70, is former President and Chief Executive Officer of Radian International LLC, an Austin, Texas based engineering and technology firm. Dr. Carlton held these positions from January 1996 until his retirement in December 1998. Dr. Carlton also serves as a director of National Instruments Corp. and American Electric Power Company, Inc.
E. Linn Draper, Jr. 2004	Dr. Draper, 66, served as Chairman of the Board of American Electric Power Company Inc. from April 1993 until his retirement in February 2004 and also served as President and CEO from April 1993 until December 31, 2003. Dr. Draper also served as President of Ohio Valley Electric Corporation and Indiana-Kentucky Electric Corporation from 2002 until March 4, 2004. Dr. Draper is a director of Northwestern Corporation, Alpha Natural Resources, Alliance Data Systems, and TransCanada Corporation.

Selection of Nominees

Our Nominating and Governance Committee selects nominees on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of the board, as described in more detail in the Corporate Governance Guidelines available on our website at www.templeinland.com. Non-employee director nominees must be independent as defined in the listing standards of the NYSE. Nominees must not have a prohibited conflict of interest with our business or ownership. Priority will be given to individuals with outstanding business experience and who currently serve or have served as the chief executive officer of a company.

Our Nominating and Governance Committee considers director candidates recommended by the directors. After reviewing a potential director’s qualifications, a suitable candidate will be invited to meet with the CEO and full board to determine further interest.

Our Nominating and Governance Committee will consider director candidates recommended by stockholders who are entitled to vote for the election of directors at the stockholders’ meeting and comply with the procedures described below. A director candidate recommendation must include the following information:

•	the name and address of the stockholder making the recommendation and evidence of his or her beneficial ownership of Temple-Inland common stock, including the number of shares and period of ownership, and

•	the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating and Governance Committee and nominated by the board.

We may require a stockholder-recommended candidate to furnish such other information as may reasonably be required by us to determine the eligibility of the proposed nominee to serve as a director.

For a candidate to be considered by the Nominating and Governance Committee as a nominee for election at the next annual meeting of stockholders, the stockholder’s recommendation must be received by the Corporate Secretary not less than 120 days before the anniversary date of the Company’s most recent annual meeting of stockholders.

In addition, our By-laws permit stockholders to nominate directors. For information regarding the deadlines and procedures for director nominations by stockholders, please see “Date for Receipt of Stockholder Proposals and Nominations” on page 71.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

The board of directors has determined that the following directors meet its independence standards: Afsaneh M. Beschloss, Donald M. Carlton, Cassandra C. Carr, E. Linn Draper, Jr., Larry R. Faulkner, James T. Hackett, Jeffrey M. Heller, W. Allen Reed, Richard M. Smith, Arthur Temple III, and Larry E. Temple. Messrs. Simons and Maley do not meet the independence standards because they are our employees. The board’s independence standards are described in our Corporate Governance Guidelines on our website at www.templeinland.com. The board defines independence as meeting the requirements to be considered independent directors as defined under the current rules of the New York Stock Exchange. The board has established the following additional guidelines to assist it in determining director independence:

1. If not otherwise prohibited by the rules of the NYSE, any commercial or charitable relationship that is not required to be reported in the proxy statement to stockholders will not be considered a material relationship that would impair a director’s independence.

2. To serve as a member of any committee of the board, the director must meet any additional requirements of independence set forth in the committee’s charter or applicable law.

There were no material transactions or relationships between us and any director during 2007. In making its determination that our non-employee directors are independent, the board considered:

•	All transactions with companies on which its directors are executive officers.

•	Mr. Arthur Temple III is a director of Contractor’s Supplies, Inc., and members of Mr. Temple’s immediate family own approximately 11% of its outstanding capital stock. During 2007, in the ordinary course of business, we sold building materials, lumber, and fiberboard to Contractor’s. Mr. Temple III is also a director, officer, and 66 2/3% stockholder of Demco Manufacturing Company. During 2007, in the ordinary course of business, Demco performed machinery repair services for us. Mr. Temple III is an 8% partner in three partnerships, Diboll Leasing Company, DLCO, and DLCO I Ltd. that own and lease rail cars. During 2007, in the ordinary course of business, we participated in transactions with DLCO and DLCO I Ltd. for rail car repairs, rail car rental, and management fees.

•	During 2007, we owned mineral interests that are leased by Anadarko Petroleum Corporation or an affiliate of Anadarko. Mr. Hackett is CEO of Anadarko.

The board felt that none of these transactions affected any director’s independence because they do not have a direct or indirect material interest in these transactions and the transactions do not exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

There is no family relationship between any of our nominees, continuing directors and executive officers. Arthur Temple III and Larry E. Temple are not related.

Related Transactions

We maintain a written policy and procedures for the review, approval, or ratification of any related party transactions that we are required to report under this section of the proxy statement. A related party, for purposes of our policy, means:

•	any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee for director,

•	any person known to be the beneficial owner of more than 5% of our common stock, and

•	any immediate family member of the foregoing persons.

Under the related party transaction policy, any transaction, arrangement or relationship between us and a related party must be reviewed by the Nominating and Governance Committee, except that the following transactions, arrangements or relationships are pre-approved under the policy:

•	compensation arrangements required to be reported under the Director or Executive Compensation sections of the proxy statement,

•	business expense reimbursements,

•	transactions with an entity in which the related party owns less than 10% of the other entity, is a director only, or is not an executive officer, and

•	indebtedness for transactions in the ordinary course of business.

Prior to the spin-off of Guaranty Financial Group Inc., personal bank accounts held at our Guaranty Bank subsidiary and mortgage loans made by Guaranty Bank or one of its affiliates in the ordinary course of business were also pre-approved under the policy.

There are no transactions required to be reported above since the beginning of our fiscal year where the related party policies and procedures did not require review, approval or ratification or where the policies and procedures were not followed.

Policies on Business Conduct and Ethics

All of our directors, officers and employees are required to abide by our Standards of Business Conduct and Ethics. This code covers all areas of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, compliance with all applicable laws and regulations, and oversight and compliance. Our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Governance Officer, Director of Investor Relations, Principal Accounting Officer and Corporate Controller are also required to abide by the Code of Ethics for Senior Financial Officers. These ethics codes form the foundation of a comprehensive program of compliance with our corporate policies and procedures to ensure that our business is conducted ethically and in strict adherence to all laws and regulations applicable to us. Our directors, officers and employees are not to tolerate violations of the standards set out in our ethics codes, and are responsible for reporting any violation, including situations or matters that may be considered to be unethical or a conflict of interest under the ethics codes.

The full texts of the Standards of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers are available under the “Investor Relations — Corporate Governance” section of our website at www.templeinland.com or in print upon request to Temple-Inland Inc., 1300 South MoPac Expressway, 3rd Floor, Austin, Texas 78746, Attention: Corporate Secretary. Any future amendments to either of these codes, and any waiver of the Code of Ethics for Senior Financial Officers and of certain provisions of the Standards of Business Conduct and Ethics for directors or executive officers will be disclosed on our website promptly following the amendment or waiver.

COMMITTEES OF THE BOARD OF DIRECTORS

The board performs a number of its functions through committees. All members and the chairman of our Audit Committee, Management Development and Executive Compensation Committee, and Nominating and Governance Committee are independent directors under the current rules of the NYSE. Each committee’s charter expressly provides that the committee has the sole discretion to retain, compensate, and terminate its advisors. Current copies of the charters of our Audit Committee, Management Development and Executive Compensation Committee, and the Nominating and Governance Committee are available on our website at www.templeinland.com.

Information about these committees follows:

Audit Committee

The Audit Committee assists the board in its oversight of:

•	the integrity of our financial statements,

•	compliance with legal and regulatory requirements,

•	the adequacy of our internal control over financial reporting, and

•	the independence and performance of our internal auditors and independent registered public accountants.

The Audit Committee has the sole authority to retain, compensate, and terminate the independent registered public accounting firm. The board has determined that there is at least one Audit Committee financial expert serving on the Audit Committee, Mr. Heller, who is an independent director. In addition, the board has determined that all members of the Audit Committee are financially literate and independent as defined in the NYSE corporate governance standards. The members of the Audit Committee following the retirement of Ms. Beschloss, Mr. Hackett, and Mr. L. Temple in May 2008 are Mr. Heller (Chairman), Dr. Carlton, Ms. Carr, Dr. Faulkner, Mr. Reed, and Mr. Smith. The Audit Committee met ten times in 2007.

Management Development and Executive Compensation committee

The Compensation Committee is responsible for:

•	overseeing management succession and development plans;

•	ensuring that a proper system of short- and long-term compensation is in place to provide performance-oriented incentives to management;

•	approving the salaries and bonuses of officers;

•	making recommendations concerning retirement plans and other employee benefit programs; and

•	overseeing stock incentive plans.

The Vice President & Corporate Secretary and Chief Executive Officer recommend executive compensation amounts and programs to the Compensation Committee. Hewitt Associates LLC, a compensation consultant, is engaged by the Compensation Committee to provide market data regarding executive compensation and advice about proposed compensation programs and amounts. The Compensation Committee obtains specific data from Hewitt on an annual basis and at other times upon request. The Compensation Committee also invites a Hewitt representative to attend meetings of the committee from time to time. The Compensation Committee meets with the Hewitt representative in executive session periodically. Once the full board approves any compensation recommendations of the Compensation Committee, administration of the compensation programs is delegated to the Vice President & Corporate Secretary.

The members of the Compensation Committee following Mr. Hackett’s retirement in May 2008 are Dr. Draper (Chairman), Ms. Carr, Mr. Heller and Mr. Smith. The board has determined all of these directors are independent as defined in the NYSE corporate governance standards. The Compensation Committee met eight times in 2007.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks among the members of the board and no member of the Compensation Committee has a transaction reported under Certain Relationships and Related Transactions.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for:

•	periodically reviewing the structure of the board to assure that the proper skills and experience are represented on the board,

•	recommending the size of the board and nominees to serve on the board,

•	reviewing potential conflicts of prospective board members,

•	recommending the membership of the committees,

•	reviewing corporate governance issues,

•	reviewing stockholder proposals,

•	reviewing outside directorships in other publicly held companies by our senior officers,

•	acting in an advisory capacity to the board regarding activities that relate to matters of public policy and the environment, issues of social and public concern, and significant legislative, regulatory and social trends, and

•	recommending director compensation to the full board.

The Vice President & Corporate Secretary and Chief Executive Officer recommend director compensation amounts and programs to the Nominating and Governance Committee. Hewitt is engaged by the Nominating and Governance Committee to provide market data regarding director compensation and advice about proposed director compensation programs and amounts. The Nominating and Governance Committee obtains specific data from Hewitt Associates on an annual basis and at other times upon request. The Nominating and Governance committee also invites a Hewitt representative to attend meetings of the committee from time to time. The Nominating and Governance Committee meets with the Hewitt representative in executive session periodically. Once the full board approves any director compensation recommendations of the Nominating and Governance Committee, administration of the compensation programs is delegated to the Vice President & Corporate Secretary.

The members of the Nominating and Governance Committee following the retirement in May 2008 of Ms. Beschloss and Mr. L. Temple are Dr. Carlton (Chairman), Dr. Faulkner, Mr. Reed, and Mr. Temple III. The board has determined all of these directors are independent as defined in the NYSE corporate governance standards. The Nominating and Governance Committee met ten times in 2007.

Executive Committee

The Executive Committee may exercise all the authority of the board in the management of our business except:

•	matters related to the composition of the board,

•	changes in the By-laws, and

•	certain other significant corporate matters.

The members of the Executive Committee are the Chairman of the Board, who serves as Chairman of the Executive Committee (Mr. Simons), and the Chairman of each standing committee of the board: Mr. Heller, Dr. Draper and Dr. Carlton. The Executive Committee met once in 2007.

Board Meetings

The board typically meets four times a year. The board met 12 times in 2007 principally to authorize and oversee the transformation plan undertaken in 2007, which is discussed in more detail in a later section of this proxy statement. Each director attended at least 75% of the board and committee meetings held by all committees on which they served. Health permitting, all board members are expected to attend our annual meeting of stockholders. All board members attended the 2007 annual meeting of stockholders. The board holds regularly scheduled executive sessions of the board with only non-management directors present. Executive sessions were held at six of the 12 board meetings in 2007. Until 2008, the Chairmen of the Audit, Compensation, and Nominating and Governance committees served as presiding director to lead non-management executive sessions of the board on a two-year rotation cycle. Beginning in 2008, the board appointed a lead director, who is currently Dr. Draper.

Communication with Directors

Stockholders and other interested parties may communicate with non-management directors by forwarding their written comments to an independent third party that has agreed to forward the comments to Dr. Draper, our lead director, with a copy to our General Counsel. The independent third party is The Network and such comments may be sent to:

The Network
333 Research Court
Norcross, GA 30092
Attention: Call Center — Temple-Inland

Alternatively, interested parties may send an email to The Network at www.tnwinc.com/webreport.

Any changes in the lead director or the independent third party for purposes of communicating with the lead director after publication of this proxy statement will be posted on our website at www.templeinland.com.

DIRECTOR COMPENSATION

Our director compensation program is designed to recognize the time commitment and preparations required for directors to fulfill their responsibilities. Our program also aligns director compensation with stockholder returns. Alignment with stockholders is emphasized through stock ownership requirements, an annual phantom stock grant, and the ability to receive phantom shares in lieu of fees.

Director Fee Schedule

Service on Temple-Inland board	2007 Fee

Annual Retainer Fee	$50,000
Audit Chairman Annual Retainer Fee	$20,000
Audit Committee Member Retainer Fee	$ 5,000
Other committee Chairman Annual Retainer Fee	$12,500
Meeting Fees
board	$ 3,500
committee	$ 1,500 ($2,500 if not in conjunction with a board meeting)
Stock Option Grant	20,000 (Upon initial election)
Annual Phantom Stock Grant — Payment Deferred Until Retirement	2,000 shares
Match for Deferring Fees in lieu of Cash Payment — Deferred Until Retirement	133%
Charitable Contribution (by the Temple-Inland Foundation)	$ 5,000
Matching Gift to Charity (by the Temple-Inland Foundation)	Up to $ 6,000

Service on Guaranty Bank board (formerly our
subsidiary) by 3 of our Directors, payable in cash:	2007 Fee

Annual Retainer Fee	$60,000
Audit Chairman Annual Retainer Fee	$12,000
Loan Committee Annual Retainer Fee	$12,000
Executive Committee Annual Retainer Fee	$12,000
Compensation Committee Annual Retainer Fee	$ 6,000
Special Meeting Fee	$ 500
Charitable Contribution	$ 2,500

Beginning in 2008, we revised our director fee schedule to eliminate meeting fees for the first five meetings of the board or any committee held during a year. We increased the annual retainer fee from $50,000 to $70,000 to cover these meetings. We replaced the annual retainer for Audit Committee members with a retainer of $7,500 for dual service on any two committees. We fixed the annual stock grant at the number of shares resulting from dividing $50,000 by the fair market value on the date of the February board meeting. We also adopted an annual retainer fee of $20,000 for our lead director.

Initial Stock Option Grant

Directors receive a grant of 20,000 options at the time of their initial election to the board. Options are granted at fair market value on the grant date, which is the date of the board meeting at which the director is elected. The option vests in three installments: 8,000 shares on the first anniversary, 8,000 shares on the second anniversary, and 4,000 shares on the third anniversary of the date of election. The option term is ten years. We do not have any program, plan or practice to time option grants to our directors in coordination with the release of material non-public information. We do not set the grant date of stock option grants to new directors in coordination with the release of material non-public information. We do not time our release of material non-public information for the purpose of affecting the value of director compensation.

Stock Ownership Guidelines

Directors are required to hold Temple-Inland stock valued at five times their annual retainer fee under the board’s stock ownership guidelines. This stock ownership policy is contained in our Corporate Governance Guidelines, which are available on our website at www.templeinland.com. Shares of stock owned by the directors and their immediate family members count toward this requirement. Phantom shares also count toward this requirement. All directors meet the stock ownership requirements, except for Mr. Smith, who has five years from his November 2006 election to comply with the ownership guidelines.

Fee Deferral Plan

Directors may participate in a fee deferral plan that encourages stock ownership by granting a match of 133% in the form of phantom stock units on amounts deferred until retirement. The number of phantom stock units is determined by dividing the deferred amount by the fair market value of Temple-Inland’s stock on the date deferred. Dividend equivalents are credited on the phantom stock equal to the amount of dividends Temple-Inland pays on its common stock. In 2007, the dividend equivalents were reinvested in more shares of phantom stock. Beginning in 2008, dividend equivalents will be paid to the directors in cash. At retirement, the director will receive stock for fees deferred through 2005 and cash for fees deferred beginning in 2006 in payment of the phantom stock units. Cash payments will be based on the fair market value of the stock on the payment date. Fair market value in all cases is equal to the closing price of Temple-Inland stock on the NYSE on the applicable date. Payment may be taken in a lump sum or in up to fifteen annual installments. If a director chooses cash payment on a current basis instead of deferring their fees, they do not receive a match. The director does not get any payment until retirement. Directors may retire at any time, but must retire by the annual meeting following their 72nd birthday.

Frozen Retirement Plan

There is no retirement plan for directors except for a plan that was frozen in 2000. Under that plan, the following directors will receive at retirement $35,000 per year for the following number of years as a retirement benefit: Mr. Reed — 1 year; Mr. Temple III — 17 years; and Mr. L. Temple — 10 years. Mr. Johnson received one payment of $35,000 upon his retirement in 2007. Retirement benefits will be paid to the surviving spouse if the director does not live to receive the full payment, and terminate if the spouse does not live to receive the remaining payment. This plan was discontinued in 2000 and no additional accruals will be made under this plan.

Change in Control Provision

Both the directors’ fee deferral plan and the frozen directors’ retirement plan contain provisions for accelerating payment in the event the director’s service terminates due to a change in control, along with a gross-up provision in the event the director is required to pay excise tax on the accelerated payment.

Charitable Contributions

In 2007, the Temple-Inland Foundation, a tax-exempt foundation funded by contributions from Temple-Inland, made a $5,000 donation to a charity or educational institution chosen by each director. Directors are also eligible for the Foundation’s matching gifts program, which matches donations made by employees and directors 3-for-1 for the first $1,000; 2-for-1 for the next $1,000; and 1-for-1 for the next $1,000, for total possible matching donations of up to $6,000 per person. Dr. Faulkner, Mr. Temple III and Mr. L. Temple served on the Guaranty Bank board in 2007. In 2007, Guaranty Bank made a $2,500 donation to a charity or educational institution chosen by each of its directors.

Insurance and Indemnification

Directors are covered under our business travel accident insurance policy for $100,000 while traveling on our business. Directors are also covered under our director and officer liability insurance policies for claims alleged in connection with their service as a director. We have entered into indemnification agreements with each of our directors agreeing to indemnify them to the fullest extent permitted by law for claims alleged in connection with their service as a director.

2007 Director Compensation

We have computed the value of fees earned by our directors in 2007 in the following chart using SEC rules. These rules require us to calculate the value of the phantom shares acquired through deferral of fees and match using the stock price in the year the fees are earned. However, directors do not receive any payment of the deferred fees or match until they retire. At retirement, a director receives actual shares of common stock and cash equal in value to the phantom stock shares held in his or her account. The value of the shares and cash received at the time the director retires may be different than the value of phantom shares received at the time the fee is earned.

All of our directors elected to defer their 2007 fees until retirement. Director fees for 2007 reflect the number of additional meetings held in connection with the transformation plan. Directors attended between 19 and 32 meetings in 2007. Messrs. Jastrow, Simons and Maley received no compensation for their services as director other than their employee pay.

2007 Director Compensation

					Change in Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock Awards	Option Awards	Incentive Plan	Compensation	All Other
Name	Paid in Cash ($)(1)	($)(2)(3)	($)(4)	Compensation ($)	Earnings ($)	Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Current Directors:
Afsaneh M. Beschloss	$0	$121,284	$0	$0	$0	$11,000	$132,284
Donald M. Carlton	$0	$127,370	$0	$0	$0	$11,000	$138,370
Cassandra C. Carr	$0	$123,254	$0	$0	$0	$5,000	$128,254
E. Linn Draper, Jr.	$0	$108,540	$0	$0	$0	$11,000	$119,540
Larry R. Faulkner	$78,000	$129,622	$0	$0	$0	$7,500	$215,122
James T. Hackett	$0	$120,322	$0	$0	$0	$5,000	$125,322
Jeffrey M. Heller	$0	$115,528	$0	$0	$0	$5,000	$120,528
W. Allen Reed	$0	$115,767	$0	$0	$0	$11,000	$126,767
Richard M. Smith	$0	$216,677	$0	$0	$0	$5,000	$221,677
Arthur Temple III	$48,000	$104,588	$0	$0	$0	$13,500	$166,088
Larry E. Temple	$84,000	$124,086	$0	$0	$0	$13,500	$221,586

Former Directors:
James A. Johnson	$0	$96,620	$2,991	$0	$0	$249,977	$349,587

(1)	The cash fees shown in the table above were paid by Guaranty Bank to the directors who served on its board. Temple-Inland paid no cash fees in 2007.

(2)	Includes the dollar amount recognized for financial reporting purposes with respect to the fiscal year in accordance with FAS 123(R) of all stock-based awards (including restricted stock, restricted stock units, phantom stock, phantom stock units, common stock equivalent units, and other similar instruments that do not have option-like features) for grants in 2007 and prior years. The dollar amount recognized is to be computed under FAS 123(R), applying the same valuation model and assumptions used for financial reporting purposes. As outlined in Note 9 to our 2007 Annual Report, disregarding the estimate of forfeitures related to service-based vesting conditions. The number shown is the result of adding the FAS expense for fees earned in 2007 and the change in market value of all deferred fees from year-end 2006 to year-end 2007:

		Change in Market
		Value
	Expense for	(Adjustment to 2007
	2007 fees at	Year-End Price of
	Year-End	$30.37 on 2006
	Price of	Shares previously
	$30.37	expensed at $46.03)	FAS Expense for 2007

Current Directors:
Afsaneh M. Beschloss	$232,361	$(111,076)	$121,284
Donald M. Carlton	$243,081	$(115,712)	$127,370
Cassandra C. Carr	$235,975	$(112,721)	$123,254
E. Linn Draper, Jr.	$201,748	$(93,208)	$108,540
Larry R. Faulkner	$237,676	$(108,054)	$129,622
James T. Hackett	$262,640	$(142,318)	$120,322
Jeffrey M. Heller	$229,142	$(113,613)	$115,528
W. Allen Reed	$232,027	$(116,260)	$115,767
Richard M. Smith	$242,626	$(25,949)	$216,677
Arthur Temple III	$204,906	$(100,318)	$104,588
Larry E. Temple	$245,936	$(121,850)	$124,086

Former Directors:
James A. Johnson	$211,345	$(114,725)	$96,620

(3)	The fees shown in column (c) consist of fees that were earned in 2007 but deferred until retirement. The deferred fees earn a match of 133% and are converted into phantom shares. The chart below shows the fees, match, and resulting phantom shares credited to each director’s account, along with the director’s age 72 retirement date (or an earlier date if the director has indicated one):

	Fees Earned and Deferred Until Retirement
						Total Deferred
						Fees/Stock
						Awards
						($)
						(b + c + d + e + f)
						Value on
						Grant Date of	Converted
						Fees	into Phantom	Normal or
		Committee	Board and		Annual	Deferred	Shares Payable	Expected
	Board	Retainer	Committee		Phantom Stock	Until	Upon	Retirement
Name	Retainer	Fees	Meeting Fees	Match	Grant	Retirement	Retirement	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Current Directors:
Afsaneh M. Beschloss	$50,000	$5,000	$73,000	$170,240	$101,800	$400,040	7,651	2008
Donald M. Carlton	$50,000	$5,000	$81,500	$181,545	$101,800	$419,845	8,004	2010
Cassandra C. Carr	$50,000	$5,000	$76,000	$174,230	$101,800	$407,030	7,770	2017

E. Linn Draper, Jr.	$50,000	$0	$55,000	$139,650	$101,800	$346,450	6,643	2014
Larry R. Faulkner	$50,000	$5,000	$78,000	$176,890	$101,800	$411,690	7,826	2016

James T. Hackett	$70,000	$5,000	$76,000	$200,830	$101,800	$453,630	8,648	2008
Jeffrey M. Heller	$50,000	$5,000	$70,000	$166,250	$101,800	$393,050	7,545	2012

W. Allen Reed	$62,500	$0	$65,500	$170,240	$101,800	$400,040	7,640	2019
Richard M. Smith	$50,000	$5,000	$81,500	$181,545	$101,800	$419,845	7,989	2018

Arthur Temple III	$50,000	$0	$58,000	$143,640	$101,800	$353,440	6,747	2014
Larry E. Temple	$50,000	$5,000	$84,000	$184,870	$101,800	$425,670	8,098	2008

Former Directors:
James A. Johnson	$62,500	$0	$50,500	$150,290	$101,800	$365,090	6,959	2007

At year end 2007, the directors held the following aggregate number of phantom shares in the Fee Deferral Plan: Afsaneh M. Beschloss — 33,870, Donald M. Carlton — 33,992, Cassandra C. Carr — 25,291, E. Linn Draper, Jr. — 30,673, Larry R. Faulkner — 17,976, James T. Hackett — 57,406, Jeffrey M. Heller — 36,632, W. Allen Reed — 50,243, Richard M. Smith — 13,054, Arthur Temple III — 43,346, Larry E. Temple — 51,436, and James A. Johnson — 56,040. Mr. Johnson retired November 2, 2007, and received 2,016 shares and the cash value of $50,193 as payment for another 975 shares as the first of fifteen annual installment payments of his deferred fees. In January 2008, the following directors received a distribution of their deferred fees attributable to the spin-offs of Guaranty Financial Group Inc. (GFG) and Forestar Real Estate Group Inc. (FOR):

		Shares - Payable in Cash		Shares - Payable in Shares
		Shares	Value Realized	Shares	Value of
		Acquired on	upon	Acquired on	Distributed
		Distribution	Distribution	Distribution	Shares
		(#)	($)(a)	(#)	($)(a)

Afsaneh M. Beschloss	FOR	5,165	$98,393	6,124	$116,662
	GFG	5,165	$62,755	6,124	$74,407
Donald M. Carlton	FOR	5,380	$102,489	5,950	$113,348
	GFG	5,380	$65,367	5,950	$72,293
Cassandra C. Carr	FOR	5,173	$98,546	3,256	$62,027
	GFG	5,173	$62,852	3,256	$39,560
E. Linn Draper, Jr.	FOR	0	$0	0	$0
	GFG	0	$0	0	$0
Larry R. Faulkner	FOR	0	$0	0	$0
	GFG	0	$0	0	$0
James T. Hackett	FOR	6,341	$120,796	12,793	$243,707
	GFG	6,341	$77,043	12,793	$155,435
Jeffrey M. Heller	FOR	0	$0	0	$0
	GFG	0	$0	0	$0
W. Allen Reed	FOR	5,397	$102,813	11,350	$216,218
	GFG	5,397	$65,574	11,350	$137,903
Richard M. Smith	FOR	4,351	$82,887	0	$0
	GFG	4,351	$52,865	0	$0
Arthur Temple III	FOR	4,708	$89,687	9,739	$185,528
	GFG	4,708	$57,202	9,739	$118,329
Larry E. Temple	FOR	5,676	$108,128	11,468	$218,465
	GFG	5,676	$68,963	11,468	$139,336

(a)	The amounts are values based on the closing price on the day of distribution, January 11, 2008, at $19.05 for Forestar and $12.15 for Guaranty.

(4)	At year-end 2007, the directors held the following aggregate number of stock options: Afsaneh M. Beschloss — 20,000, Donald M. Carlton — 20,000, Cassandra C. Carr — 20,000, E. Linn Draper, Jr. — 20,000, Larry R. Faulkner — 20,000, James T. Hackett — 24,000, Jeffrey M. Heller — 20,000, James A. Johnson — 36,000, W. Allen Reed — 13,000, Richard M. Smith — 20,000, Arthur Temple III — 22,000, Larry E. Temple — 0. Expiration dates for these options range from 2009 through 2016. Until 2003, directors could take options with 15-year terms in lieu of their annual retainer fee, which is why some directors have more than 20,000 options outstanding. To see option exercise prices, vesting dates, and terms for each director’s options, you may look at his or her latest Form 4 under Investor Relations, SEC Filings, on our website at www.templeinland.com.

(5)	Amounts include $5,000 charitable donations made on behalf of directors and matching charitable donations up to $6,000. The amount for Mr. Johnson also includes: $50,000 charitable donation in honor of his retirement, $35,000 lump sum retirement payment from the frozen director retirement plan, $50,193 as the first of fifteen installments of deferred fees payable in cash, and 2,016 shares of deferred fees payable in shares and valued at $103,784. The amounts for Messrs. Temple III and L. Temple also include $2,500 in charitable contributions made by Guaranty Bank in respect of their service on its board.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

On February 25, 2007, our board unanimously authorized a transformation plan that included spin-offs of our real estate business and our financial services business. The spin-offs were completed on December 28, 2007 through distributions to our stockholders of all the shares of Forestar Real Estate Group Inc., which holds all of the assets and liabilities formerly associated with our real estate business, and Guaranty Financial Group Inc., which holds all of the assets and liabilities formerly associated with our financial services business. As part of the transformation plan, we also sold our strategic timberland on October 31, 2007 for approximately $2.38 billion.

During 2007, we took the following actions:

•	Promoted Doyle R. Simons to Chairman and CEO and J. Patrick Maley III to President and COO effective December 28, 2007.

•	Approved executive teams for Forestar (with James M. DeCosmo as CEO) and Guaranty (with Kenneth R. Dubuque as CEO).

•	Approved salary increases and restricted stock grants relative to these promotions.

•	Approved equitable adjustments to long-term incentive performance criteria due to changes in company structure.

•	Approved payment of obligations to departing executives, including former CEO Kenneth M. Jastrow, II.

In the tables that follow, we show 2007 data related to our five named executive officers who continue on with our business, as well as certain former executives who now serve Forestar and Guaranty.

What is our compensation philosophy?

Our executive compensation philosophy is that a significant part of our executives’ compensation is tied to our performance as measured by:

1. Maximizing return on investment (ROI).

2. Profitably growing our business.

We are focused on maximizing ROI because we fundamentally believe there is direct correlation between ROI and stockholder value. We will look for opportunities to profitably grow our business because we can create additional value for stockholders through disciplined growth focused on ROI. Accomplishing these objectives creates value for our stockholders as shown below:

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100

Our peer group consists of companies that compete with us in the paper and forest products industry and includes.
Abitibi (except 2007)
AbitibiBowater Inc. (2007 only)
Bowater Inc. (except 2007)
Caraustar Industries Inc.
Domtar Corp.
International Paper Co.
Longview Fibre (except 2007)
MeadWestvaco Corporation
Packaging Corp. of America
Smurfit Stone Container Corporation
Weyerhaeuser

We periodically adjust the peer group to reflect mergers, consolidations, and similar restructurings.

What is our compensation program designed to reward?

Our compensation program is designed to attract and retain our executives, and reward them for maximizing ROI and profitably growing our business. It is also designed to be transparent, easy to explain and easy to understand.

What are the elements of our compensation program?

The elements of our compensation program and their purposes are:

Compensation Elements:	Primary Purpose:

Salary	Attract and retain
Health & Welfare Benefits	Attract and retain
Change in Control Agreements	Attract and retain
Annual Bonus	Motivate and reward performance
Long-term Incentives	Motivate and reward performance
Retirement & 401(k) Benefits	Attract and retain; reward performance

Salaries are paid in cash to attract or retain executives. Health and welfare benefits are standard in our industry and also serve to attract or retain executives. In our industry, it is standard to provide change in control agreements and they are necessary to attract and retain talent in our ever-consolidating industry. Change in control agreements help ensure that our executives continue to work in the best interest of our stockholders and help alleviate concerns during any potential change in control situations that might otherwise lead our executives to work somewhere else.

Cash bonuses are considered on an annual basis and reward short-term performance based on consolidated ROI for corporate executives or segment ROI for segment executives. Long-term incentives reward long-term performance and align our executives’ interests with stockholders by encouraging stock ownership. Both cash bonuses and long-term stock awards are designed to align the executives’ interests with our business strategy and motivate performance to maximize ROI. Stock awards also help retain executives because they contain forfeiture provisions if the executive terminates employment other than for retirement, death, disability, or change in control. Retirement benefits help to retain executives and reward long-term service. Retirement benefits also reward performance because our formulas include both base salary and annual bonus in calculating average pay for pension purposes.

How is each element of compensation determined?

Generally speaking, each element of compensation is evaluated independently to determine whether it is competitive within our industry, or within the market as a whole.

Once a year, the Compensation Committee views a tally sheet that shows all elements of pay for each named executive officer. In 2007, the entire board was furnished with tally sheets for all executive officers, along with descriptions of the elements of compensation and their formulas.

Although the Compensation Committee has not established specific preset allocation formulas to determine the proportion of each type of pay in relation to other types of pay, it generally tries to maintain a balance between the different types of pay:

Type of Pay	Performance Measure	Measurement Period

Salary	Continued service subject to annual evaluation	1 Year
Annual bonus	ROI	1 Year
Long-term incentives
Restricted stock units	Time vested with minimum ROI threshold	3 Years
Performance stock units	ROI vs. Peers	3 Years
Options	Stock price	10 Years
Retirement benefits	Amount of retirement benefit is dependent on	Career
salary and bonuses
Health & welfare benefits	None	None
Change in control agreement	None	None

Year to year, the exact allocation may vary, but the overall mix is strongly weighted to pay for performance in accordance with our philosophy. For Mr. Jastrow, who was the CEO for all but the last two days of 2007, the 2007 mixture was weighted as follows:

How are salaries determined?

To ensure that our compensation remains competitive, the Compensation Committee from time to time reviews information from independent surveys of comparative companies. Because the market for executive talent extends beyond any particular industry, the survey data includes both companies in our industry as well as companies outside our industry. For example, in 2007 the group of comparative companies included Bemis Company, Inc., Boise Cascade Corporation, International Paper Company, Martin Marietta Materials, Inc., MeadWestvaco Corporation, Owens Corning, Packaging Corporation of America, Pactiv Corporation, Potlatch Corporation, PPG Industries, Inc., Rohm and Haas Company, Smurfit-Stone Container Corporation, Sonoco Products Company, Texas Industries, Inc., Trinity Industries, Inc., Vulcan Materials Company, and Weyerhaeuser Company. At the request of the Compensation Committee, Hewitt uses data from these companies to establish the relationship between revenues and compensation from which a market value of pay can be calculated for a specific revenue size, using a statistical technique known as regression analysis. Surveys indicate base salaries for most of our named executive officers were generally at or above the mid-ranges of the applicable comparative companies.

Salaries are reviewed annually and are paid in cash. In 2007, we increased our new CEO’s salary and our new President’s salary beginning on December 28 to reflect their promotions. Our new CEO’s salary was increased to approximately 80% of the market median to reflect the fact that he is new to this position. Our new President’s salary was increased to approximately 80% of the CEO’s salary. Mr. DeCosmo and Mr. Johnston were given a 3% increase in 2007. Our other named executive officers did not receive a salary increase in 2007 because their salaries were at or above the median. In making its salary decisions, the Compensation Committee emphasizes the executive’s experience, responsibilities, and performance, along with relative rank to other executives for internal pay equity. No specific formula is applied to determine the weight of each factor. The Compensation Committee has historically followed a policy of using annual bonus awards rather than base salary to reward outstanding performance.

How are annual bonuses determined?

Annual bonuses are paid in cash based on overall ROI for corporate executives and segment ROI for segment executives. Under a stockholder-approved plan designed to qualify for an exemption under Internal Revenue Code Section 162(m), the Compensation Committee established a potential maximum bonus award to the CEO equal to the maximum number of shares authorized under the plan less the number of shares used for his annual long-term incentive award. For 2007, the potential bonus amount equaled the cash value of 250,000 phantom shares. Each other named executive officer had a potential maximum bonus amount equal to the cash value of 150,000 phantom shares. Under bonus formulas established in early February, if performance met pre-established ROI criteria the executive officers were eligible to receive a bonus payment within the range shown in the Grants of Plan Based Awards Table. No bonus would be paid unless a threshold was met, then bonuses would be paid at a straight line progression until cost of capital was reached. Higher bonuses were possible after cost of capital was achieved. The Compensation Committee retained discretion to pay less than the amount indicated by the bonus formula. On February 25, 2007, our board unanimously authorized a transformation plan that included the spin-off of our real estate business and our financial services business. The spin-offs were completed on December 28, 2007 through distributions to our stockholders of all the shares of Forestar Real Estate Group Inc., which holds all of the assets and liabilities formerly associated with our real estate business, and Guaranty Financial Group Inc., which holds all of the assets and liabilities formerly associated with our financial services business. As part of the transformation plan, we also sold our strategic timberland on October 31, 2007 for approximately $2.38 billion and paid a special dividend of $10.25 to each stockholder with a portion of the proceeds. In its bonus determinations, the Compensation Committee made equitable adjustments to preserve the original intent of the plan considering the impact of the transformation plan and other one-time gains and expenses. Exercising its business judgment, the Committee determined the size of each executive’s bonus award as set forth in the Summary Compensation Table.

For 2008, the Compensation Committee revised our bonus plan with the help of its compensation consultant. The revised plan uses a simplified model that continues our emphasis on ROI, while also factoring in pre-established performance objectives such as achievement of growth objectives or cost reduction measures. For Section 162(m) purposes, a potential maximum bonus of 250% of target is payable under the plan for positive ROI. The Committee retains the discretion to reduce the size of any bonus. The Committee will use the following schedule in making its payment determinations:

	Threshold	Target	Maximum

ROI	4.5%	9.0%	14.0%
% of Target	50%	100%	200%

The Committee may also pay up to 100% of the target bonus amount for satisfactory achievement of objectives focused on lowering cost, contributing to profitable growth, or promoting a high performance culture focused on our values set forth on our Vision/Mission/Values statement including good ethics and “tone at the top,” and improvement of safety and environmental records. The total annual bonus for any executive will not exceed 250% of the executive’s target bonus. For the CEO and President, target is 125% of base salary. For all other executives, target is 100% of base salary. The level of ROI performance necessary for paying the threshold, target and maximum levels is set by the Committee annually and is not subject to adjustment by management.

How are the long-term incentive awards determined?

Our long-term incentive awards have included:

•	Stock options

•	Restricted stock units (RSUs)

•	Performance stock units (PSUs)

The Compensation Committee considers previous grants, tenure, and relative responsibilities of the executive in determining size of awards. In the case of a new key executive, or an executive assuming new responsibilities, an initial grant may be made above usual annual targeted levels. A dollar value is established for the stock awards in consultation with Hewitt after reviewing competitive market data for similar executives at other companies inside and outside the paper and forest products industries. This dollar value may be at or above the mid-range of what other companies may offer in any given year. In May 2007, the new CEO and the new President were given an RSU award in connection with their new positions. The new CEO’s award was set at the approximate value of one annual grant, and the new President’s award was set at 80% of the CEO’s award.

As a result of the transformation plan, the Compensation Committee cancelled our 2006 and 2007 RSU and PSU grants. At the time of cancellation, the awards all met the criteria for payout in full. This decision reflected the fact that our internal structure was changing and our external peer group was consolidating to the point that relative ROI rankings were becoming increasingly more difficult to measure. The Compensation Committee issued replacement awards in 2007 that consist of RSUs with the same vesting periods as the original grants and 1% minimum ROI criteria. The Compensation Committee did this both as an equitable adjustment recognizing the difficulties of measuring performance criteria of the original awards, and also as a retention measure for our key executives.

For the 2008 long-term incentive awards, the Compensation Committee discussed performance measures and peer group companies with Hewitt. As a result, the Compensation Committee decided to suspend the use of PSUs due to the transition and state of consolidation in our industry. The Compensation Committee provided the same dollar value of awards in 2008 as we granted in 2007, splitting the PSU value equally between options and RSUs. The RSUs contain the minimum 1% ROI criteria to meet IRS Section 162(m) requirements. Options offer a built-in performance feature through stock price appreciation. We still firmly believe in pay for performance, and will continue to evaluate our peer groups and potential performance measures going forward.

What are the material terms of the stock awards?

The stock awards have the following terms:

Options:	Options are granted at fair market value on the date of the grant, become exercisable 25% each year over four years, provide for accelerated vesting upon retirement, disability, death, or if there is a change in control, and expire in ten (10) years. Income tax withholding may be paid with exercised shares. For 2006 and prior awards, the exercise price for stock options was based on the average of the high and low sales price for Temple-Inland common stock on the New York Stock Exchange on the grant date. For 2007 and future years, the exercise price is the closing price on the NYSE on the grant date.

RSUs:	RSUs vest on the third anniversary from the date of grant if minimum 1% annualized ROI criteria are met and are settled in cash based on the closing price on the NYSE on the vesting or payment date. RSUs provide for accelerated vesting upon retirement, disability, death, or if there is a change in control of Temple-Inland.

Our long-term incentive plan provides for equitable adjustment in the event of stock splits or other equity restructurings. Awardees generally receive the same adjustment stockholders receive.

Do we pay dividends on RSUs? If so, why?

Yes. Our Compensation Committee has approved and the board has ratified the payment of dividends on RSUs equivalent to dividends paid on our common stock. These units are treated by us as owned by the executive on the grant date and are subject to forfeiture if the executive leaves other than through retirement before the vesting period is over or minimum ROI criteria is not met. Therefore, the executive receives the benefit of dividends until such time as he or she forfeits the stock units. In that way, the executive is treated as though he or she is a stockholder (though without voting rights), which aligns his or her interest to our stockholders. It is also a retention incentive, because executives will have to weigh the possibility of losing the dividends if they do not stay through the vesting period.

Do executives have to meet stock ownership guidelines?

Yes. To further align executives’ financial interests with those of our stockholders, the Compensation committee adopted minimum stock ownership guidelines:

Value of Ownership of Stock as a Multiple of Annual Salary

Multiple of
Position	Salary

Chief Executive Officer	5x
Other Named Executive Officers	3x

Shares owned by the executive and their immediate family members count toward the ownership guidelines. Shares held in the 401(k) plan and RSUs also count toward the total. Options do not count until they are exercised.

The named executive officers all meet the stock ownership guidelines.

Are there mandatory holding periods for stock acquired through exercise of options?

Yes. Our executive officers are required to hold 100 percent of the net shares acquired through the exercise of options until they meet our ownership guidelines. The Compensation Committee maintains discretion to reduce or eliminate future long-term incentive awards for an executive who is not making adequate progress toward meeting the stock ownership guidelines or does not retain the required level of net shares acquired through the exercise of options.

Are gains from prior stock awards considered in setting other benefits such as retirement?

No. Gains from exercising stock options, the vested value of RSUs, and dividends on RSUs are not considered in setting other benefits such as life insurance, disability benefits, or retirement benefits.

How many more shares can be issued under our long-term incentive plans?

The following table sets forth information as of the end of 2007 related to compensation plans under which our shares may be issued:

Number of
Securities
Remaining Available
	Number of		for Future
	Securities to be		Issuance Under
	Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in
	and Rights	and Rights	Column(a))
Plan Category	(a)(1)	(b)(1)	(c)(1)

Equity compensation plans approved by security holders	7,108,174	$15	0
Equity compensation plans not approved by security holders	None	None	None
Total	7,108,174	$15	0

(1)	Includes 5,947,883 options outstanding, of which 4,711,446 relate to our employees and have a weighted average term of 6 years and 1,236,437 relate to employees of spun-off entities Guaranty and Forestar and have a weighted average term of 7 years. Also includes 529,500 restricted shares outstanding, of which 435,600 relate to our employees and 93,900 relate to employees of Guaranty and Forestar. Includes 245,626 shares payable to directors for deferred fees. Includes 385,165 stock-settled restricted stock units that related to deferred bonuses and deferred vested restricted shares that could not be paid out until after retirement due to Code Section 162(m) policy. Average exercise price has been adjusted for December 2007 special dividend and spin-offs. If stockholders approve the 2008 Incentive Plan, the options issued in February 2008 would increase the number of awards outstanding for all of our employees and the Guaranty and Forestar employees to 9,463,254 with a weighted average exercise price of $17 for options and weighted average term of 7 years, which would include 2,355,080 options issued in 2008 with a term of 10 years and an exercise price of $19.50. In 2005, we issued 430,600 full value stock-settled restricted stock units; in 2006, we issued no full value stock-settled restricted shares or stock units; and in 2007, we issued no full value stock-settled restricted shares or stock units. All other restricted stock units and performance stock units issued in 2005, 2006, and 2007 are cash-settled.

Do we have a deferred compensation plan?

Yes. Executive officers may defer all or part of their bonus under our phantom stock arrangement. There is no above-market or preferential earnings on deferred compensation. Executives must decide to defer in the year prior to the year in which they earn the bonus. For example, by the end of 2007, executives could decide to defer the bonus they might earn working in 2008. The 2008 bonus is actually determined in February 2009.

When a bonus is approved, the dollar amount of the bonus is divided by the fair market value of our common stock on the NYSE on the board meeting date when the bonus is approved. For example, suppose an executive defers $24,000 of his bonus under the plan. On the date of the board meeting, the fair market value of our stock is $20. We make a book entry of 1,200 cash-settled RSUs for the executive ($24,000 ÷ $20 = 1,200 shares).

We also pay a match on the deferred compensation equal to 2% of the amount deferred multiplied by the number of years of deferral. The maximum match is 20%. A match is vested if the executive has worked for Temple-Inland for 3 years. There is a minimum deferral period of 5 years. In the above example, if the executive deferred a bonus for 5 years, he or she would have a match of 2% X 5 years = 10% X 1,200 shares = 120 shares.

During the deferral period, the RSUs earn dividends equal to the dividends paid on our stock. In 2007 and prior years, the dividends were reinvested in more shares. In 2008 and future years, the dividends are paid in cash. RSUs do not confer any voting rights.

Do we provide qualified retirement benefits to executives?

Yes. Our named executive officers receive the same tax-qualified retirement benefits as other salaried employees. The Compensation Committee and the board have had multiple discussions over a several year period about whether to continue our defined benefit retirement plan or to change to a defined contribution plan. Following a review of paper industry trade association data and data provided by our actuary, and extensive analysis by our human resources, finance and accounting departments, the board approved a continuation of our defined benefit retirement plan with a simpler 2-part formula for new hires in place of our current 3-part formula. In addition, early retirement subsidies were reduced and other cost saving measures were adopted for newly hired employees. We believe a defined benefit plan offers a competitive advantage in recruiting new executives and is no more costly than a defined contribution plan. Executive officers and other existing employees continue to receive the better of the old or the new formula. Only salary and bonus are taken into account for retirement formula purposes.

Do we offer a Supplemental Executive Retirement Plan (SERP)?

Yes. The Internal Revenue Code limits the amount of compensation that can be used in calculations under a tax-qualified defined benefit retirement plan. In 2007, this limit was $225,000. As a result, any retirement benefits that cannot be paid under our tax-qualified defined benefit plan due to these limitations are paid under a SERP, which is not a tax-qualified plan.

The SERP also provides unreduced retirement at age 60 with 15 years of service for certain designated executives, including Mr. Simons, Mr. Maley, and Mr. Levy. Under this plan, the designated executive’s retirement benefits from all retirement plans will be at least equal to 50% of the executive’s final average compensation for the highest five years out of the last ten years of employment. Benefits are reduced for early retirement, which may be taken at age 55 with 20 years of service, by 5% for each year prior to age 60. Benefits may be taken by designated executives in a lump sum amount. The lump sum is calculated based on the 30-year Treasury rate set in the previous November.

The SERP is unfunded and contains a provision for acceleration of payment in the event of a change in control. The SERP is a valuable incentive to attract executives who are leaving career-based retirement plans at other companies. It is also a valuable retention tool for existing executives who must meet service criteria to qualify for the plan.

Mr. Levy and Mr. Johnston formerly participated in a defined contribution plan and SERP when they worked for the financial services segment. Their balance under the defined contribution plan and SERP will offset any amount they receive under the defined benefit plan and SERP. In 2008, they will receive a distribution from Guaranty of their defined contribution SERP in connection with the transformation plan.

Can executives retire early?

Yes. An employee may retire at age 55 or later if the employee has five years of service, but benefits are reduced for each year before age 62 by factors ranging from 3% to 6% based on years of service. Under the SERP, designated executives (including Mr. Simons, Mr. Maley, and Mr. Levy and the former CEO, Mr. Jastrow) may retire at age 55 if they have 20 years of service but benefits are reduced for each year before 60. The table below lists the executives who are eligible for early retirement and the projected monthly payment in the form of a joint and 50% survivor annuity assuming each retired on January 1, 2008:

	Monthly Payment	Lump Sum Payment
Executive	Under Qualified Plan	Under SERP

Jastrow	$7,998	$24,116,901
Levy	$2,070	$1,610,774
Sweeny	$8,152	$4,836,964

Do we grant extra years of credited service under our retirement plan?

No. Extra years of credited service are granted only under our change in control agreements and our CEO employment agreement but not for any other reason.

Do executives participate in 401(k) plans?

Yes. We offer 401(k) plans to all of our salaried and non-union hourly employees. For each dollar that an employee contributes to his or her 401(k) savings account, we contribute a match of $1 up to 3% of the employee’s compensation. For each $1 that an employee contributes of his or her next 3% of pay, we contribute 50 cents. For 2007 and prior years, there was a maximum match of $4,000 each year. The match was vested 34% after 1 year of employment, 67% after 2 years, and fully vested after 3 years of employment. Beginning in 2008, our 401(k) plans have been simplified by adopting IRS safe harbor provisions for 100% vesting after 2 years, elimination of the Company stock fund after 3 years, and eliminating the cap on matching contributions which are capped by IRS limits on pay that can be considered in qualified retirement plans.

Do we offer health and welfare benefits?

Yes. We offer the same health and welfare benefits to all salaried employees. These benefits include medical benefits, dental benefits, vision benefits, life insurance, salary continuation for short-term disability, long-term disability insurance, accidental death and dismemberment insurance, dependent care spending account, health care spending account, health savings account, and other similar benefits. Because these benefits are offered to a broad class of employees, the cost is not required by SEC rules to be included in the Summary Compensation Table. The named executive officers generally pay more for their medical benefits than other employees who receive less compensation. Executives and other salaried employees may participate in a post-retirement health plan that provides access to health coverage. We pay a one-time contribution equal to $600 per year of service up to 2004 under a frozen plan for this coverage. Once the employee exhausts this contribution, he or she must pay the full cost for coverage.

Do we offer employment agreements?

No. Occasionally we sign a letter agreement with a new executive upon hiring, but generally they do not cover more than the first year’s pay and bonus. Except for Mr. Simons, none of our other named executive officers has an employment agreement. We entered into the agreement with Mr. Simons this year upon his election as CEO, after careful study and review of Hewitt data concerning terms applicable to CEOs in the general marketplace. The term of Mr. Simons’ agreement is three years, but it is automatically extended by one year on the first anniversary of the effective date and each anniversary thereafter unless notice of nonrenewal is given at least one year in advance of such anniversary date. During the term of the agreement, Mr. Simons will receive a base salary which may not be reduced below its level at the time the agreement was initially entered into ($780,000) or any increase subsequently granted. He will be eligible for a performance-based annual cash bonus, employee benefits, equity (long-term incentive plan) grants, and other perquisites. Other perquisites consist of use of the Temple-Inland aircraft (subject to imputation of income under IRS regulations) and umbrella insurance, all on terms substantially no less favorable than in effect prior to the effective date of the agreement. There are no parameters on the performance-based annual cash bonus, such as a maximum amount, and it is entirely within the discretion of the Compensation Committee except that it shall be substantially no less favorable than the bonus program in effect prior to the effective date of the agreement.

Do we offer any severance benefits for executives whose employment terminates?

No. We do not have a plan or policy to provide severance benefits to executives whose employment terminates. Generally speaking, severance is a matter that is individually negotiated with the executive and the amount depends on the circumstances of his or her departure. The CEO is the only executive who has an employment agreement with pre-established severance benefits, other than the change in control agreements discussed below. In return for the post-employment benefits, the CEO agreed not to compete with our company for two years after his departure.

Do we have a policy on “clawback” of compensation?

If an executive leaves under circumstances that call into question whether any compensation amounts paid to him or her were validly earned, we would pursue any legal rights we deemed appropriate under the circumstances.

Do we offer Change In Control Agreements?

Yes. All of the named executive officers and most senior executives hold change in control agreements. During a potential change in control, we do not want executives leaving to pursue other employment out of concern for the security of their jobs or being unable to concentrate on their work. To enable executives to focus on the best interest of our stockholders, we offer change in control agreements that provide severance benefits to executives whose employment terminates as a result of a change in control. These agreements contain a double “trigger,” meaning that additional severance is payable only if an executive’s employment is terminated within two years following a change in control event such as the transformation plan. Termination of employment is deemed to occur if the executive terminates employment for a “good reason” such as a substantial reduction in the executive’s base salary or failure to provide benefits substantially similar to the material benefits enjoyed by the executive immediately prior to the change in control. We evaluated these agreements and found them to be competitive in their terms compared to our paper industry peers. We included a double trigger provision in our agreement with the new CEO, to replace one he already had in his change in control agreement. Vesting of long-term incentive compensation is accelerated when there is a change in control event in some cases with and in some cases without termination of the executive depending on the nature of the event. In some cases, the event itself triggers the vesting to allow executives to exercise and vote their shares. In our opinion, these agreements are necessary to ensure attraction and retention of executives in our industry, which is experiencing a great deal of consolidation. The agreements do contain gross up provisions. If an executive loses his or her job following a change in control event that meets certain IRS criteria, the executive must pay an additional 20% excise tax simply for collecting the pay that is due. The gross up makes the executive whole by paying the 20% tax amount. It does not pay the executive’s normal income taxes.

What compensation actions did we take as a result of the transformation plan?

Throughout 2007, the Compensation Committee considered and approved numerous compensation actions related to the transformation plan. In approving these actions, the Committee met eight times, including four special meetings, to:

•	consider numerous compensation studies, surveys, and advice from Hewitt, on both general market practices and specific peer group practices;

•	consider advice and opinions from inside and outside counsel on various matters;

•	review tally sheets and accumulated wealth charts;

•	negotiate employment agreements with new CEOs for Temple-Inland, Guaranty, and Forestar and their individual attorneys; and

•	meet in executive session with its independent counsel, compensation consultant, and members.

The Compensation Committee reported its findings to the full board and held executive sessions with the independent directors and independent counsel retained to represent the independent directors. The actions reported to and approved by the full board were:

Leadership Succession & Retention
Objectives	• Provide key leadership for the ongoing businesses of all three companies.
• Retain and incent key leadership to complete the transformation plan in the best interests of stockholders.
Actions	• Approved senior leadership succession for all three companies.
• Negotiated employment agreements with new CEOs of all three companies.
• Approved salary adjustments for new CEOs and new President.
• Granted restricted stock awards for new CEO and President in recognition of their promotion and as a retention tool.
• Approved leadership teams and organizational structures for all three companies.
• Approved new change in control agreements for the departing Guaranty and Forestar executives to replace their Temple-Inland change in control agreements.
Honoring Commitments to Employees and Retirees
Objectives	• Honor obligations to departing executives and employees, and to our retirees.
• Ensure obligations to employees were properly allocated among the three employers.
Actions	• Entered into a Transformation Agreement outlining the Company’s obligations and payment schedule with respect to Kenneth M. Jastrow, II, upon his departure from the Company following the spin-off.
• Provided for vesting of employees whose employment was terminated as a result of the transformation plan.
• Approved payments of nonqualified pension obligations, deferred compensation obligations, and retiree medical accounts to employees departing from any of the three businesses.
• Approved lump sum payments of nonqualified pension obligations to existing retirees and terminated former employees.
• Approved an Employee Matters Agreement among the three businesses outlining the parties’ obligations to each other and their employees.
Equitable Adjustments
Objectives	• Equitably adjust long-term incentive awards so that employees of all three businesses shared in the success of the transformation plan.
Actions	• Equitably adjusted long-term incentives to reflect special dividend paid to stockholders with certain proceeds from the sale of the timberlands and the spin-offs of Guaranty and Forestar.

• Cancelled 2006 and 2007 restricted stock units and performance stock units for Tier I executives and replaced them with substitute grants reflecting new performance criteria, in light of the frustration of purpose caused by the spin-offs.

• Amended all outstanding stock agreements to revise the change in control definition and provide for equitable adjustment.
New Plans
Objectives	• Provide competitive compensation and benefits structures post-spin for the three independent businesses.
• Update and simplify employee benefits plans and comply with new legislation such as Internal Revenue Code Section 409A.
• Review each element of compensation from multiple perspectives, such as human resources, legal, accounting, and tax, and both individually and in the aggregate as a total reward program.
Actions	• Adopted new stock plans for Guaranty and Forestar.

• Approved 401(k) plans and/or amendments with IRS safe harbor vesting provisions, new matching and retirement formulas, and closure of Company Stock Funds for all three companies.

• Approved a new, simplified retirement formula for the Temple-Inland defined benefit retirement plan and new or amended nonqualified pension plans for all three companies with revised formulas and lump sum payment provisions.

• Approved adoption of new health and welfare benefit plans for Forestar and Guaranty.

What are our governance practices regarding compensation?

Our governance practices divide responsibility for compensation oversight into three levels:

• Stockholders:	Stockholders approve all stock incentive plans. We do not have any stock plans that are not stockholder-approved.
• Board and Compensation Committee:	The Compensation Committee composed entirely of independent, outside directors establishes and administers compensation programs and philosophies. The Compensation Committee ensures that stockholder-approved plans are administered in accordance with good governance practices and stockholder intent. The Compensation Committee is responsible for approval of salaries, bonuses and long-term incentive compensation paid to executive officers, bonus pools for non-executive employees, retirement formulas for executive officers, deferred compensation plans, and employment and change in control agreements. The full board reviews tally sheets for the CEO, evaluates CEO performance, approves succession plans, and acts on recommendations of the Compensation Committee.
• Management:	Management approves health and welfare programs for all employees, divides bonus pool amounts approved by the Compensation Committee into individual employee bonuses, approves any retirement plan changes and formulas other than those for executive officers, and administers all employee benefit and incentive plans on a day-to-day basis. Within management, the CEO and Vice President & Corporate Secretary serve as liaisons with the Compensation Committee.

What are the roles of executive officers in determining compensation?

Our Compensation Committee establishes and administers compensation programs and philosophies. Our Vice President & Corporate Secretary and CEO work closely with the Compensation Committee and recommend executive compensation amounts, except that the CEO does not participate in discussions regarding his own compensation. These executives consult with the other executive officers about compensation amounts for executives and other employees who report to them. The Compensation Committee has final approval of all compensation amounts or formulas applicable to benefit plans in which executive officers participate.

The Compensation Committee establishes, administers, and approves bonus programs for non-executive employees and approves the aggregate amount of bonus pools for each business segment. Each executive officer recommends individual bonus amounts for employees under their direction, and the executive officer in charge of the applicable business segment approves the individual amounts.

The Compensation Committee approves all stock award recipients and the amount of each award. No executive is involved in setting the exercise price of the awards.

The Compensation Committee has delegated to the CEO the responsibility for approving health and welfare programs for all employees. Executive officers participate in the same health and welfare programs as other salaried employees. Our benefit programs require executives who earn more to pay more for their benefits.

The Compensation Committee has also delegated to certain of our executive officers the responsibility to maintain the tax qualification status of the retirement and 401(k) plans, to approve retirement and 401(k) plan provisions and formulas applicable to employees who are not executive officers, and to oversee the administration of all of the plans.

In addition, an investment committee, whose members are executive officers, oversees the investment of retirement plan assets and 401(k) plan fund choices. The investment committee reports annually to the board.

What are our stock option governance practices?

Our policy for setting the timing of stock option grants does not allow executives to have any role in choosing the price of their options or other stock awards. We do not “back date,” “spring load” or reprice options or other stock awards. Our general practice is to make annual grants each year at the February board meeting. The Compensation Committee approves awards, including the specific number of shares granted to specific individuals, which are ratified by the full board and valued at the closing price of our common stock on the NYSE on the grant date. On occasion, newly hired high-level employees may be granted awards by the Compensation Committee in connection with the start of their employment other than at the February board meeting. Any such grants are ratified by the full board and are priced at the closing price of our common stock on the NYSE on the date of the board meeting at which the award is approved. We do not have any program, plan or practice to time option grants or other stock awards in coordination with the release of material non-public information nor do we time the release of material non-public information for the purpose of affecting the value of executive compensation.

How is the CEO’s performance evaluated? Who determines CEO pay?

The independent members of the board complete an evaluation of the CEO each year, which is compiled confidentially by Hewitt and provided to the Compensation Committee. Factors evaluated include ROI and other financial and non-financial performance measures and objectives, including leadership, strategic planning, financial results, succession planning, human resources/EEO, communications, external relations, ethics, and board relations.

The Compensation Committee and full board determine CEO pay with assistance from Hewitt. The Compensation Committee discusses CEO pay in executive session and reports its recommendations to the independent members of the board. The independent members of the board approve all actions related to the CEO’s compensation.

Does the Compensation committee use a compensation consultant?

Yes. The Compensation Committee currently uses Hewitt as its compensation consultant. Hewitt provides annual market and other specific information on executive pay and also attends Compensation Committee meetings on request of the committee. The Compensation Committee periodically meets in executive session with Hewitt. Hewitt also serves as consultant to the Nominating and Governance Committee on director compensation.

With the Compensation Committee’s approval, management retains Hewitt to prepare the change in control calculations for disclosure in the proxy statement and to model the number of shares to be requested for new stock plans. From time to time with the Compensation Committee’s approval, Hewitt occasionally performs other limited assignments for human resources regarding non-executive employees on a non-exclusive basis along with other compensation consultants. In 2007, Hewitt was paid $4,000 for human resources assignments in connection with the transformation plan.

Do we use tally sheets?

Yes. Tally sheets for each of the named executive officers are reviewed by the Compensation Committee for compensation each year. These tally sheets list the executive’s salary, proposed bonus and stock awards, and the 401(k) matching contribution, retirement, health and welfare benefits. In addition, the Compensation Committee reviews a wealth accumulation chart for the CEO.

What is our policy on Internal Revenue Code Section 162(m)?

Our policy is to obtain the maximum possible tax deduction for compensation paid to executive officers, but we may forego all or some portion of a deduction to conform to our compensation goals and objectives. Except for amounts that are not material, all compensation paid in 2007 should qualify for a deduction under Section 162(m) of the Internal Revenue Code.

What is the accounting and tax treatment of each form of compensation?

For accounting purposes, salaries, bonuses, the fair value of stock-based compensation and other benefits are charged to expense as earned. For tax purposes, salaries, bonuses and other benefits are taken as a tax deduction when paid to the executive or contributed to a tax-qualified retirement plan subject to the Section 162(m) limitation described above. For tax purposes, stock-based compensation awards are generally taken as a tax deduction when the award is vested or exercised by the executive.

Summary Compensation

The following table summarizes all compensation earned in 2007 and 2006 by our CEO, our Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers at year-end 2007. It also shows amounts earned by our former CEO and two former executive officers who were not serving as executive officers at year-end 2007 as a result of completion of the transformation plan:

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
					Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Awards	Compensation	Earnings(3)	Compensation(4)	Total

Current Officers:
Simons, Doyle R.	2007	$425,000	—	$1,036,805	$312,980	$900,000	$575,229	$13,634	$3,263,648
Chairman and CEO	2006	$416,346	—	$987,755	$237,997	$1,200,000	$106,159	$9,900	$2,958,157
Maley III, J. Patrick	2007	$425,000	—	$1,009,835	$336,714	$1,250,000	$575,899	$41,429	$3,638,877
President and Chief Operating Officer	2006	$422,115	—	$1,166,024	$279,102	$1,000,000	$129,231	$5,350	$3,001,822
Levy, Randall D.	2007	$425,000	—	$537,022	$427,033	$600,000	$706,284	$10,125	$2,705,464
Chief Financial Officer	2006	$422,115	—	$873,020	$443,853	$850,000	$410,695	$9,300	$3,008,983
Sweeny, Jack C.	2007	$400,000	—	$543,478	$413,358	$400,000	$1,577,007	$49,916	$3,383,759
Group Vice President	2006	$397,115	—	$815,822	$416,863	$1,470,000	$682,741	$21,186	$3,803,727
Johnston, J. Bradley	2007	$369,554	—	$419,014	$195,168	$500,000	$203,889	$10,250	$1,697,875
Chief Administrative Officer	2006	$356,538	—	$573,948	$161,125	$720,000	$57,379	$7,250	$1,876,240
Former Officers:
Jastrow, II, Kenneth M.	2007	$962,000	—	$1,837,798	$499,315	$1,626,345	$2,652,816	$537,673	$8,115,947
Former Chairman and CEO	2006	$959,143	—	$4,994,136	$1,827,600	$3,200,000	$1,382,491	$10,000	$12,373,370
Dubuque, Kenneth R.	2007	$450,000	—	$740,306	$427,275	$550,000	$1,804,295	$60,795	$4,032,671
Former Group Vice President, Financial Services	2006	$447,116	—	$882,827	$446,758	$777,000	$522,890	$46,350	$3,122,941
DeCosmo, James M.	2007	$307,962	$500,000	$529,345	$165,025	—	$111,978	$25,044	$1,639,354
Former Group Vice President, Real Estate	2006	$294,231	$740,000	$310,267	$118,183	—	$37,959	$34,351	$1,534,991

(1)	Until December 28, 2007, Mr. Simons and Mr. Maley served as Executive Vice President and Executive Vice President-Paper, respectively. Upon his promotion to Chairman and CEO on December 28, 2007, Mr. Simons received an increase in salary to $780,000. Upon his promotion to President and COO on December 28, 2007, Mr. Maley received an increase in salary to $625,000.

(2)	The fair value of restricted stock and stock options was determined in accordance with Statement of Financial Accounting Standards No. 123(R). Fair value of the option awards was determined using the Black-Scholes-Merton option pricing model. The table above assumes maximum pay-out of restricted stock units. The following table lists the fair values by grant date.

	Estimated		Expected
	Fair	Expected	Stock	Risk-Free	Expected
	Value of	Dividend	Price	Interest	Life of
Grant Date	Options Granted	Yield	Volatility	Rate	Option

2/7/2003	$5.81	2.50%	29.30%	2.90%	8
5/7/2003	$6.60	2.50%	29.30%	3.90%	8
2/6/2004	$8.31	2.90%	28.80%	4.20%	8
2/4/2005	$11.13	2.30%	28.20%	4.10%	8
2/3/2006	$11.53	2.40%	25.10%	4.40%	6
2/3/2007	$12.47	2.30%	22.80%	4.90%	6

(3)	Represents the change in the actuarial present value of accumulated benefits from September 30, 2006 to September 30, 2007. There were no above-market or preferential earnings on deferred compensation.

(4)	All Other Compensation for 2007 includes $750 for umbrella liability insurance for each officer. Each other perquisite for 2007 is shown below:

								Charitable
	Personal					Relocation		Contributions
	Use of	Attorneys		Car		Mortgage		and/or
	Aircraft(a)	Fees	Club Dues(b)	Allowance	Other Perks	Subsidy	401(k)(c)	Donations(d)

Simons	—	$1,763	$1,671	—	$50	—	$4,000	$5,400
Maley	$24,591	$11,925	—	—	$75	—	$4,000	$2,627
Levy	—	—	—	—	$50	—	$4,000	$5,325
Sweeny	$35,189	—	$3,427	—	—	—	$4,000	$6,550
Johnston	—	—	$1,950	—	$50	—	$4,000	$3,500
Jastrow	$21,423	$5,500	—	—	—	—	$4,000	$506,000
Dubuque	—	$5,537	$2,611	—	$50	—	$46,947	$4,900
DeCosmo	—	$1,902	$4,904	$954	$113	$8,321	$4,000	$4,100

(a)	Incremental cost of personal use of aircraft includes fuel costs, engine maintenance expenses, crew expenses, ground fees, and other miscellaneous expenses such as meals.

(b)	Mr. Simons holds a membership to a dinner club for use in hosting board functions. All other amounts shown for other executives are for country club dues.

(c)	Company match under 401(k) plan. For Mr. Dubuque, it also includes a 3.5% contribution of $7,875 contribution to a retirement plan and $35,072 to a SERP.

(d)	Includes $500,000 scholarship fund set up in honor of Mr. Jastrow’s retirement.

Grants of Plan-Based Awards

The following table summarizes grants of stock-based compensation awards made during 2007 to the named executive officers:

2007 GRANTS OF PLAN-BASED AWARDS

							All Other	All Other
							Stock	Option		Grant
							Awards:	Awards:	Exercise	Date Fair
							Number of	Number of	or Base	Value of
		Estimated Future Pay-outs Under			Estimated Future Pay-outs Under Equity		Shares of	Securities	Price of	Stock and
		Non-Equity Incentive Plan Awards			Incentive Plan Awards		Stock or	Underlying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Units	Options(2)	Awards(3)	Awards
Name	Grant Date	($)	($)	($)(4)	(#)	(#)(1)	(#)	(#)	($/Sh)	(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g) (h)	(i)	(j)	(k)	(l)

Simons	2/2/2007	$148,511		$1,508,978		35,000	—	32,800	$24.34
	5/4/2007	—	—	—		50,000	—			$3,645,776
Maley	2/2/2007	$270,000		$2,646,000		35,000	—	32,800	$24.34
	5/4/2007	—	—	—		40,000	—			$3,346,076
Levy	2/2/2007	$148,511		$1,353,965		24,500	—	24,600	$24.34
	5/4/2007	—	—	—		—	—			$1,505,562
Sweeny	2/2/2007	$107,000		$1,011,000		24,500	—	24,600	$24.34
	5/4/2007	—	—	—		—				$1,505,562
Johnston	2/2/2007	$148,511		$669,094		20,000	—	18,450	$24.34
	5/4/2007	—	—	—			—			$1,219,082
Jastrow	2/2/2007	$336,225		$3,429,495		150,000	—	—	$24.34
	5/4/2007	—	—	—		—	—			$8,991,000
Dubuque	2/2/2007	$233,000		$1,143,000		24,500	—	24,600	$24.34
	5/4/2007	—	—	—		30,000	—			$2,404,662
DeCosmo	2/2/2007	—	—	—		20,000		18,450	$24.34
	5/4/2007	—	—	—		25,000				$1,968,332

(1)	On August 9, 2007 all RSUs and PSUs issued in 2006 and 2007 were cancelled and reissued as new RSUs. The RSUs are contingent upon meeting ROI of at least one percent annualized during the 3-year period. ROI means operating income (as currently shown on the Company’s income statement, or the reported equivalent in the event of any change in reporting), excluding significant unusual items (currently reported as other operating income (expense) not allocated to segments, or the reported equivalent in the event of any change in reporting) divided by beginning of year investment defined as the Company’s total assets (or the reported equivalent in the event of any change in reporting), less certain assets (assets held for sale, municipal bonds related to capital leases included in other assets and acquisitions/divestitures) and certain liabilities (current liabilities, excluding current portion of long-term debt). The RSUs retain the original vesting dates.

(2)	Options granted February 1, 2007 to purchase our common stock. Exercise prices have been adjusted pursuant to our recent transformation and anti-dilution provisions of the underlying stock plan agreements. Withholding taxes may be paid with exercised shares. No general or freestanding stock appreciation rights (SARs) were granted. All grants to the named executive officers under the Incentive Plan include a provision for acceleration of vesting in certain change of control situations. All options awarded to the executives become exercisable in 25% increments on 02/02/08, 02/02/09, 02/02/10 and 02/02/11 and have a ten-year term expiring 02/02/17.

(3)	This represents the exercise price as adjusted to reflect the transformation plan. The original exercise price was $50.90.

(4)	Maximum shown in table above is for achievement of 17% ROI for Jastrow, Simons, Levy, and Johnston; 27% ROI for Maley; 27% ROI for Sweeny; and 28% ROI for Dubuque. Under ROI schedules, maximum could be expanded if additional ROI above these limits was achieved, up to plan maximum of value equal to 250,000 shares established by Compensation Committee as maximum for CEO, or maximum of value equal to 150,000 shares for each other officer.

OUTSTANDING EQUITY AWARDS AT YEAR-END 2007

The following table summarizes stock-based compensation awards outstanding at year-end 2007 for the named executive officers.

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Simons	6,000		$10.62	02/06/08					02/06/98	Vested
	6,000		$11.73	02/05/09					02/05/99	Vested
	10,000		$10.55	02/04/10					02/04/00	Vested
	20,000		$9.37	02/02/11					02/02/01	Vested
	20,000		$10.56	02/01/12					02/01/02	Vested
	20,000		$6.92	02/07/13					02/07/03	Vested
	12,000		$11.96	02/06/14					02/06/04	Vested
		4,000	$11.96	02/06/14					02/06/04	02/04/08
	16,000		$16.14	02/04/15					02/04/05	Vested
		8,000	$16.14	02/04/15					02/04/05	02/04/08
		8,000	$16.14	02/04/15					02/04/05	02/04/09
	8,200		$21.55	02/03/16					02/03/06	Vested
		8,200	$21.55	02/03/16					02/03/06	02/03/08
		8,200	$21.55	02/03/16					02/03/06	02/03/09
		8,200	$21.55	02/03/16					02/03/06	02/03/10
		8,200	$24.34	02/02/17					02/02/07	02/02/08
		8,200	$24.34	02/02/17					02/02/07	02/02/09
		8,200	$24.34	02/02/17					02/02/07	02/02/10
		8,200	$24.34	02/02/17					02/02/07	02/02/11
					1,000	$29,970			02/01/02	02/01/08
					4,000	$119,880			02/07/03	02/07/09
					14,000	$419,580			02/04/05	02/04/08
							14,000	$419,580	02/04/05	02/04/08
							32,200	$965,034	08/09/07	02/03/09
							35,000	$1,048,950	08/09/07	02/02/10
							50,000	$1,498,500	08/09/07	05/04/10

Total	118,200	77,400			19,000	$569,430	131,200	$3,932,064

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Maley	30,000		$7.56	05/07/13					05/07/03	Vested
	13,500		$11.96	02/06/14					02/06/04	Vested
		4,500	$11.96	02/06/14					02/06/04	02/06/08
	16,000		$16.14	02/04/15					02/04/05	Vested
		8,000	$16.14	02/04/15					02/04/05	02/04/08
		8,000	$16.14	02/04/15					02/04/05	02/04/09
	8,200		$21.55	02/03/16					02/03/06	Vested
		8,200	$21.55	02/03/16					02/03/06	02/03/08
		8,200	$21.55	02/03/16					02/03/06	02/03/09
		8,200	$21.55	02/03/16					02/03/06	02/03/10
		8,200	$24.34	02/02/17					02/02/07	02/02/08
		8,200	$24.34	02/02/17					02/02/07	02/02/09
		8,200	$24.34	02/02/17					02/02/07	02/02/10
		8,200	$24.34	02/02/17					02/02/07	02/02/11
					10,000	$299,700			05/07/03	05/07/09
					14,000	$419,580			02/04/05	02/04/08
							14,000	$419,580	02/04/05	02/04/08
							32,200	$965,034	08/09/07	02/03/09
							35,000	$1,048,950	08/09/07	02/02/10
							40,000	$1,198,800	08/09/07	05/04/10

Total	67,700	77,900			24,000	$719,280	121,200	$3,632,364

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Levy	10,000		$11.73	02/08/09					02/05/99	Vested
	36,000		$10.55	02/04/10					02/04/00	Vested
	30,000		$9.37	02/02/11					02/02/01	Vested
	40,000		$10.56	02/01/12					02/01/02	Vested
	30,000		$6.92	02/07/13					02/07/03	Vested
	18,000		$11.96	02/06/14					02/06/04	Vested
		6,000	$11.96	02/06/14					02/06/04	02/06/08
	12,000		$16.14	02/04/15					02/04/05	Vested
		6,000	$16.14	02/04/15					02/04/05	02/04/08
		6,000	$16.14	02/04/15					02/04/05	02/04/09
	6,150		$21.55	02/03/16					02/03/06	Vested
		6,150	$21.55	02/03/16					02/03/06	02/03/08
		6,150	$21.55	02/03/16					02/03/06	02/03/09
		6,150	$21.55	02/03/16					02/03/06	02/03/10
		6,150	$24.34	02/02/14					02/02/07	02/02/08
		6,150	$24.34	02/02/14					02/02/07	02/02/09
		6,150	$24.34	02/02/14					02/02/07	02/02/10
		6,150	$24.34	02/02/14					02/02/07	02/02/11
					3,000	$89,910			02/01/02	02/01/08
					10,000	$299,700			02/07/03	02/07/09
					10,000	$299,700			02/04/05	02/04/08
							10,000	$299,700	02/04/05	02/04/08
							23,000	$689,310	08/09/07	02/03/09
							24,500	$734,265	08/09/07	02/02/10

Total	182,150	61,050			23,000	$689,310	57,500	$1,723,275

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Sweeny	30,000		$9.37	02/02/11					02/02/01	Vested
	40,000		$10.56	02/01/12					02/01/02	Vested
	20,000		$6.92	02/07/13					02/07/03	Vested
	13,500		$11.96	02/06/14					02/06/04	Vested
		4,500	$11.96	02/06/14					02/06/04	02/06/08
	12,000		$16.14	02/04/15					02/04/05	Vested
		6,000	$16.14	02/04/15					02/04/05	02/04/08
		6,000	$16.14	02/04/15					02/04/05	02/04/09
	6,150		$21.55	02/03/16					02/03/06	Vested
		6,150	$21.55	02/03/16					02/03/06	02/03/08
		6,150	$21.55	02/03/16					02/03/06	02/03/09
		6,150	$21.55	02/03/16					02/03/06	02/03/10
		6,150	$24.34	02/02/17					02/02/07	02/02/08
		6,150	$24.34	02/02/17					02/02/07	02/02/09
		6,150	$24.34	02/02/17					02/02/07	02/02/10
		6,150	$24.34	02/02/17					02/02/07	02/02/11
					3,000	$89,910			02/01/02	02/01/08
					7,000	$209,790			02/07/03	02/07/09
					10,000	$299,700			02/04/05	02/04/08
							10,000	$299,700	02/04/05	02/04/08
							23,000	$689,310	08/09/07	02/03/09
							24,500	$734,265	08/09/07	02/03/10

Total	121,650	59,550			20,000	$599,400	57,500	$1,723,275

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Johnston	8,000		$9.37	02/02/11					02/02/01	Vested
	10,000		$10.56	02/01/12					02/01/02	Vested
	20,000		$6.92	02/07/13					02/07/03	Vested
	12,000		$11.96	02/06/14					02/06/04	Vested
		4,000	$11.96	02/06/14					02/06/04	02/06/08
	9,000		$16.14	02/04/15					02/04/05	Vested
		4,500	$16.14	02/04/15					02/04/05	02/04/08
		4,500	$16.14	02/04/15					02/04/05	02/04/09
	4,612		$21.55	02/03/16					02/03/06	Vested
		4,613	$21.55	02/03/16					02/03/06	02/02/08
		4,612	$21.55	02/03/16					02/03/06	02/02/09
		4,613	$21.55	02/03/16					02/03/06	02/02/10
		4,612	$24.34	02/02/17					02/02/07	02/02/08
		4,613	$24.34	02/02/17					02/02/07	02/02/09
		4,612	$24.34	02/02/17					02/02/07	02/02/10
		4,613	$24.34	02/02/17					02/02/07	02/02/11
					7,000	$209,790			02/07/03	02/07/09
					8,000	$239,760			02/04/05	02/04/08
							8,000	$239,760	02/04/05	02/04/08
							18,400	$551,448	08/09/07	02/03/09
							20,000	$599,400	08/09/07	02/02/10

Total	63,612	45,288			15,000	$449,550	46,400	$1,390,608

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Jastrow	28,000		$10.62	02/06/08					02/06/98	Vested
	74,688		$13.41	05/01/08					05/01/98	Vested
	96,000		$16.48	05/07/09					05/07/99	Vested
	200,000		$10.55	02/04/10					02/04/00	Vested
	200,000		$9.37	02/02/11					02/02/01	Vested
	100,000		$10.56	02/01/12					02/01/02	Vested
	110,000		$6.92	02/07/13					02/07/03	Vested
		100,000	$11.96	02/06/14					02/06/04	01/01/08
	100,000		$16.14	02/04/15					02/04/05	Vested
		102,500	$21.55	02/03/16					02/03/06	01/02/08
					21,000	$629,370			02/01/02	01/02/08
					32,000	$959,040			02/07/03	01/02/08
					50,000	$1,498,500			02/04/05	01/02/08
					21,000	$629,370			02/02/07	Vested
					53,424	$1,601,117			02/06/07	Vested
					75,157	$2,252,455			03/30/07	Vested
							70,000	$2,097,900	02/04/05	01/02/08
							125,000	$3,746,250	08/09/07	01/02/08
							150,000	$4,495,500	08/09/07	01/02/08

Total	908,688	202,500			252,581	$7,569,853	345,000	$10,339,650

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Dubuque	8,000		$6.92	02/07/13					02/07/03	Vested
	18,000		$11.96	02/06/14					02/06/04	Vested
		6,000	$11.96	02/06/14					02/06/04	02/06/08
	12,000		$16.14	02/04/15					02/04/05	Vested
		6,000	$16.14	02/04/15					02/04/05	02/04/08
		6,000	$16.14	02/04/15					02/04/05	02/04/09
	6,150		$21.55	02/03/16					02/03/06	Vested
		6,150	$21.55	02/03/16					02/03/06	02/03/08
		6,150	$21.55	02/03/16					02/03/06	02/03/09
		6,150	$21.55	02/03/16					02/03/06	02/03/10
		6,150	$24.34	02/02/17					02/02/07	02/02/08
		6,150	$24.34	02/02/17					02/02/07	02/02/09
		6,150	$24.34	02/02/17					02/02/07	02/02/10
		6,150	$24.34	02/02/17					02/02/07	02/02/11
					4,000	$119,880			02/01/02	02/01/08
					10,000	$299,700			02/07/03	02/07/09
					10,000	$299,700			02/04/05	02/04/08
							10,000	$299,700	02/04/05	02/04/08
							23,000	$689,310	08/09/07	02/03/09
							24,500	$734,265	08/09/07	02/02/10
							30,000	$899,100	08/09/07	05/04/10

Total	44,150	61,050			24,000	$719,280	87,500	$2,622,375

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
							Shares,	Shares,
	Option Awards				Number of	Market Value	Units or	Units or
	Number of	Number of			Shares or	of Shares or	Other	Other
	Securities	Securities			Units of	Units of	Rights	Rights
	Underlying	Underlying	Option		Stock that	Stock that	that	that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Name	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

DeCosmo	2,000		$10.55	02/04/10					02/04/00	Vested
	2,500		$9.37	02/02/11					02/02/01	Vested
	6,000		$10.56	02/01/12					02/01/02	Vested
	5,000		$6.92	02/07/13					02/07/03	Vested
	3,750		$11.96	02/06/14					02/06/04	Vested
		1,250	$11.96	02/06/14					02/06/04	02/06/08
	8,000		$16.14	02/04/15					02/04/05	Vested
		4,000	$16.14	02/04/15					02/04/05	02/04/08
		4,000	$16.14	02/04/15					02/04/05	02/04/09
	4,612		$21.55	02/03/16					02/03/06	Vested
		4,613	$21.55	02/03/16					02/03/06	02/03/08
		4,612	$21.55	02/03/16					02/03/06	02/03/09
		4,613	$21.55	02/03/16					02/03/06	02/03/10
		4,612	$24.34	02/02/17					02/02/07	02/02/08
		4,613	$24.34	02/02/17					02/02/07	02/02/09
		4,612	$24.34	02/02/17					02/02/07	02/02/10
		4,613	$24.34	02/02/17					02/02/07	02/02/11
					6,000	$179,820			02/04/05	02/04/08
							6,000	$179,820	02/04/05	02/04/08
							18,400	$551,448	08/09/07	02/03/09
							20,000	$599,400	08/09/07	02/02/10
							25,000	$749,250	08/09/07	05/04/10

Total	31,862	41,538			6,000	$179,820	69,400	$2,079,918

(1)	Option prices were adjusted to reflect a $10.25 special dividend paid to stockholders on December 21, 2007. On December 28, 2007, Temple-Inland spun-off Forestar and Guaranty. As a result, the awards shown above were adjusted to allocate the market value of the three resulting companies and the market spread at time of spin-off into three separate awards for Temple-Inland shares, Guaranty shares, and Forestar shares. The exercise price of the resulting three options was adjusted such that the total intrinsic value of all three options is equal to the pre-transformation total. The prices shown in the table above reflect the Temple-Inland adjusted value.

(2)	Value based on the closing market price of our common stock on December 28, 2007 of $29.97. Restricted stock shares awarded prior to 2006 vest three years after the date of grant. RSUs awarded in 2006 and 2007 vest three years after the date of grant if 1% minimum ROI criteria are met. PSUs vest three years after the date of grant and are subject to satisfaction of performance criteria. Market value shown assumes all performance criteria are met and the maximum value is paid.

(3)	The Temple-Inland awards were adjusted at the time of the spin-off into three separate awards for Temple-Inland shares, Guaranty shares, and Forestar shares. As shares vest that are payable in stock, each entity will issue the shares to the employees of all three companies. As shares vest that are payable in cash, each employer pays the cash amount owed to its own employees. The named officers have the following Guaranty and Forestar awards attributable to the spin-off adjustments:

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Guaranty Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Simons	2,000		$9.45	02/05/09					12/28/07	Vested
	3,333		$8.50	02/04/10					12/28/07	Vested
	6,666		$7.55	02/02/11					12/28/07	Vested
	6,666		$8.51	02/01/12					12/28/07	Vested
	6,666		$5.57	02/07/13					12/28/07	Vested
	5,333		$9.64	02/06/14					12/28/07	Vested
	8,000		$13.00	02/04/15					12/28/07	Vested
		2,666	$13.00	02/04/15					12/28/07	02/04/08
	5,466		$17.36	02/03/16					12/28/07	Vested
		2,734	$17.36	02/03/16					12/28/07	02/03/09
		2,733	$17.36	02/03/16					12/28/07	02/03/10
	2,733		$19.61	02/02/17					12/28/07	Vested
		2,733	$19.61	02/02/17					12/28/07	02/02/09
		2,734	$19.61	02/02/17					12/28/07	02/02/10
		2,733	$19.61	02/02/17					12/28/07	02/02/11
					4,666	$67,657			12/28/07	03/15/08
							1,333	$19,329	12/28/07	02/07/09
							10,733	$155,629	12/28/07	02/03/09
							11,666	$169,157	12/28/07	02/02/10
							16,666	$241,657	12/28/07	05/04/10

Total	46,863	16,333			4,666	$67,657	40,398	$585,771

Maley	10,000		$6.09	05/07/13					12/28/07	Vested
	6,000		$9.64	02/06/14					12/28/07	Vested
	8,000		$13.00	02/04/15					12/28/07	Vested
		2,666	$13.00	02/04/15					12/28/07	02/04/09
	5,466		$17.36	02/03/16					12/28/07	Vested
		2,734	$17.36	02/03/16					12/28/07	02/03/09
		2,733	$17.36	02/03/16					12/28/07	02/03/10
	2,733		$19.61	02/02/17					12/28/07	Vested
		2,733	$19.61	02/02/17					12/28/07	02/02/09
		2,734	$19.61	02/02/17					12/28/07	02/02/10
		2,733	$19.61	02/02/17					12/28/07	02/02/11
					4,666	$67,657			12/28/07	03/15/08
							3,333	$48,329	12/28/07	05/07/09
							10,733	$155,629	12/28/07	02/03/09
							11,666	$169,157	12/28/07	02/02/10
							13,333	$193,329	12/28/07	05/04/10

Total	32,199	16,333			4,666	$67,657	39,065	$566,443

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Guaranty Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Levy	3,333		$9.45	02/08/09					12/28/07	Vested
	12,000		$8.50	02/04/10					12/28/07	Vested
	10,000		$7.55	02/02/11					12/28/07	Vested
	13,333		$8.51	02/01/12					12/28/07	Vested
	10,000		$5.57	02/07/13					12/28/07	Vested
	8,000		$9.64	02/06/14					12/28/07	Vested
	6,000		$13.00	02/04/15					12/28/07	Vested
		2,000	$13.00	02/04/15					12/28/07	02/04/09
	4,100		$17.36	02/03/16					12/28/07	Vested
		2,050	$17.36	02/03/16					12/28/07	02/03/09
		2,050	$17.36	02/03/16					12/28/07	02/03/10
	2,050		$19.61	02/02/14					12/28/07	Vested
		2,050	$19.61	02/02/14					12/28/07	02/02/09
		2,050	$19.61	02/02/14					12/28/07	02/02/10
		2,050	$19.61	02/02/14					12/28/07	02/02/11
					3,333	$48,329			12/28/07	03/15/08
							3,333	$48,329	12/28/07	02/07/09
							7,666	$111,157	12/28/07	02/03/09
							8,166	$118,407	12/28/07	02/02/10

Total	68,816	12,250			3,333	$48,329	19,165	$277,893

Sweeny	10,000		$7.55	02/02/11					12/28/07	Vested
	13,333		$8.51	02/01/12					12/28/07	Vested
	6,666		$5.57	02/07/13					12/28/07	Vested
	6,000		$9.64	02/06/14					12/28/07	Vested
	6,000		$13.00	02/04/15					12/28/07	Vested
		2,000	$13.00	02/04/15					12/28/07	02/04/09
	4,100		$17.36	02/03/16					12/28/07	Vested
		2,050	$17.36	02/03/16					12/28/07	02/03/09
		2,050	$17.36	02/03/16					12/28/07	02/03/10
	2,050		$19.61	02/03/16					12/28/07	Vested
		2,050	$19.61	02/02/17					12/28/07	02/02/09
		2,050	$19.61	02/02/17					12/28/07	02/02/10
		2,050	$19.61	02/02/17					12/28/07	02/02/11
					3,333	$48,329			12/28/07	03/15/08
							2,333	$33,829	12/28/07	02/07/09
							7,666	$111,157	12/28/07	02/03/09
							8,166	$118,407	12/28/07	02/03/10

Total	48,149	12,250			3,333	$48,329	18,165	$263,393

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Guaranty Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Johnston	2,666		$7.55	02/02/11					12/28/07	Vested
	3,333		$8.51	02/01/12					12/28/07	Vested
	6,666		$5.57	02/07/13					12/28/07	Vested
	5,333		$9.64	02/06/14					12/28/07	Vested
	4,500		$13.00	02/04/15					12/28/07	Vested
		1,500	$13.00	02/04/15					12/28/07	Vested
	3,075		$17.36	02/03/16					12/28/07	Vested
		1,537	$17.36	02/03/16					12/28/07	02/02/09
		1,538	$17.36	02/03/16					12/28/07	02/02/10
	1,537		$19.61	02/02/17					12/28/07	Vested
		1,538	$19.61	02/02/17					12/28/07	02/02/09
		1,537	$19.61	02/02/17					12/28/07	02/02/10
		1,538	$19.61	02/02/17					12/28/07	02/02/11
					2,666	$38,657			12/28/07	Vested
							2,333	$33,829	12/28/07	02/07/09
							6,133	$88,929	12/28/07	02/03/09
							6,666	$96,657	12/28/07	02/02/10

Total	27,110	9,188			2,666	$38,657	15,132	$219,414

Jastrow	24,896		$10.81	05/01/08					12/28/07	Vested
	32,000		$13.27	05/07/09					12/28/07	Vested
	66,666		$8.50	02/04/10					12/28/07	Vested
	66,666		$7.55	02/02/11					12/28/07	Vested
	33,333		$8.51	02/01/12					12/28/07	Vested
	36,666		$5.57	02/07/13					12/28/07	Vested
	33,333		$9.64	02/06/14					12/28/07	Vested
	33,333		$13.00	02/04/15					12/28/07	Vested
	34,166		$17.36	02/03/16					12/28/07	Vested
					23,333	$338,329			12/28/07	Vested
							4,667	$67,672	12/28/07	Vested
							8,889	$128,891	12/28/07	Vested
							16,666	$241,657	12/28/07	Vested
							7,000	$101,500	12/28/07	Vested
							17,808	$258,216	12/28/07	Vested
							25,052	$363,254	12/28/07	Vested
							41,666	$604,157	12/28/07	Vested
							50,000	$725,000	12/28/07	Vested
							7,791	$112,970	12/28/07	Vested
							3,183	$46,154	12/28/07	Vested
							3,583	$51,954	12/28/07	Vested

Total	361,059	—			23,333	$338,329	186,305	$2,701,423

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Guaranty Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Dubuque	2,666		$5.57	02/07/13					12/28/07	Vested
	8,000		$9.64	02/06/14					12/28/07	Vested
	6,000		$13.00	02/04/15					12/28/07	Vested
		2,000	$13.00	02/04/15					12/28/07	02/04/09
	4,100		$17.36	02/03/16					12/28/07	Vested
		2,050	$17.36	02/03/16					12/28/07	02/03/09
		2,050	$17.36	02/03/16					12/28/07	02/03/10
	2,050		$19.61	02/02/17					12/28/07	Vested
		2,050	$19.61	02/02/17					12/28/07	02/02/09
		2,050	$19.61	02/02/17					12/28/07	02/02/10
		2,050	$19.61	02/02/17					12/28/07	02/02/11
					3,333	$48,329			12/28/07	Vested
							3,333	$48,329	12/28/07	02/07/09
							7,666	$111,157	12/28/07	02/03/09
							8,166	$118,407	12/28/07	02/02/10
							10,000	$145,000	12/28/07	05/04/10

Total	22,816	12,250			3,333	$48,329	29,165	$422,893

DeCosmo	666		$8.50	02/04/10					12/28/07	Vested
	833		$7.55	02/02/11					12/28/07	Vested
	2,000		$8.51	02/01/12					12/28/07	Vested
	1,666		$5.57	02/07/13					12/28/07	Vested
	1,666		$9.64	02/06/14					12/28/07	Vested
	4,000		$13.00	02/04/15					12/28/07	Vested
		1,333	$13.00	02/04/15					12/28/07	02/04/09
	3,075		$17.36	02/03/16					12/28/07	Vested
		1,537	$17.36	02/03/16					12/28/07	02/03/09
		1,538	$17.36	02/03/16					12/28/07	02/03/10
	1,537		$19.61	02/02/17					12/28/07	Vested
		1,538	$19.61	02/02/17					12/28/07	02/02/09
		1,537	$19.61	02/02/17					12/28/07	02/02/10
		1,538	$19.61	02/02/17					12/28/07	02/02/11
					2,000	$29,000			12/28/07	Vested
							6,133	$88,929	12/28/07	02/03/09
							6,666	$96,657	12/28/07	02/02/10
							8,333	$120,829	12/28/07	05/04/10

Total	15,443	9,021			2,000	$29,000	21,132	$306,414

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Forestar Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Simons	2,000		$14.73	02/05/09					12/28/07	Vested
	3,333		$13.24	02/04/10					12/28/07	Vested
	6,666		$11.76	02/02/11					12/28/07	Vested
	6,666		$13.26	02/01/12					12/28/07	Vested
	6,666		$8.68	02/07/13					12/28/07	Vested
	5,333		$15.02	02/06/14					12/28/07	Vested
	8,000		$20.26	02/04/15					12/28/07	Vested
		2,666	$20.26	02/04/15					12/28/07	02/04/09
	5,466		$27.06	02/03/16					12/28/07	Vested
		2,734	$27.06	02/03/16					12/28/07	02/03/09
		2,733	$27.06	02/03/16					12/28/07	02/03/10
	2,733		$30.56	02/02/17					12/28/07	Vested
		2,733	$30.56	02/02/17					12/28/07	02/02/09
		2,734	$30.56	02/02/17					12/28/07	02/02/10
		2,733	$30.56	02/02/17					12/28/07	02/02/11
					4,666	$105,452			12/28/07	Vested
							1,333	$30,126	12/28/07	02/07/09
							10,733	$242,566	12/28/07	02/03/09
							11,666	$263,652	12/28/07	02/02/10
							16,666	$376,652	12/28/07	05/04/10

Total	46,863	16,333			4,666	$105,452	40,398	$912,995

Maley	10,000		$9.49	05/07/13					12/28/07	Vested
	6,000		$15.02	02/06/14					12/28/07	Vested
	8,000		$20.26	02/04/15					12/28/07	Vested
		2,666	$20.26	02/04/15					12/28/07	02/04/09
	5,466		$27.06	02/03/16					12/28/07	Vested
		2,734	$27.06	02/03/16					12/28/07	02/03/09
		2,733	$27.06	02/03/16					12/28/07	02/03/10
	2,733		$30.56	02/02/17					12/28/07	Vested
		2,733	$30.56	02/02/17					12/28/07	02/02/09
		2,734	$30.56	02/02/17					12/28/07	02/02/10
		2,733	$30.56	02/02/17					12/28/07	02/02/11
					4,666	$105,452			12/28/07	Vested
							3,333	$75,326	12/28/07	05/07/09
							10,733	$242,566	12/28/07	02/03/09
							11,666	$263,652	12/28/07	02/02/10
							13,333	$301,326	12/28/07	05/04/10

Total	32,199	16,333			4,666	$105,452	39,065	$882,869

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Forestar Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Levy	3,333		$14.73	02/05/09					12/28/07	Vested
	12,000		$13.24	02/04/10					12/28/07	Vested
	10,000		$11.76	02/02/11					12/28/07	Vested
	13,333		$13.26	02/01/12					12/28/07	Vested
	10,000		$8.68	02/07/13					12/28/07	Vested
	8,000		$15.02	02/06/14					12/28/07	Vested
	6,000		$20.26	02/04/15					12/28/07	02/06/08
		2,000	$20.26	02/04/15					12/28/07	02/04/09
	4,100		$27.06	02/03/16					12/28/07	Vested
		2,050	$27.06	02/03/16					12/28/07	02/04/09
		2,050	$27.06	02/03/16					12/28/07	02/03/10
	2,050		$30.56	02/02/17					12/28/07	Vested
		2,050	$30.56	02/02/17					12/28/07	02/02/09
		2,050	$30.56	02/02/17					12/28/07	02/02/10
		2,050	$30.56	02/02/17					12/28/07	02/02/11
					3,333	$75,326			12/28/07	Vested
							3,333	$75,326	12/28/07	02/07/09
							7,666	$173,252	12/28/07	02/03/09
							8,166	$184,552	12/28/07	02/02/10

Total	68,816	12,250			3,333	$75,326	19,165	$433,129

Sweeny	10,000		$11.76	02/02/11					12/28/07	Vested
	13,333		$13.26	02/01/12					12/28/07	Vested
	6,666		$8.68	02/07/13					12/28/07	Vested
	6,000		$15.02	02/06/14					12/28/07	Vested
	6,000		$20.26	02/04/15					12/28/07	Vested
		2,000	$20.26	02/04/15					12/28/07	02/04/09
	4,100		$27.06	02/03/16					12/28/07	Vested
		2,050	$27.06	02/03/16					12/28/07	02/03/09
		2,050	$27.06	02/03/16					12/28/07	02/03/10
	2,050		$30.56	02/02/17					12/28/07	02/02/09
		2,050	$30.56	02/02/17					12/28/07	02/02/10
		2,050	$30.56	02/02/17					12/28/07	02/02/11
		2,050	$30.56	02/02/17					12/28/07
					3,333	$75,326			12/28/07	Vested
							2,333		12/28/07	02/07/09
							7,666	$173,252	12/28/07	02/03/09
							8,166	$184,552	12/28/07	02/02/10

Total	48,149	12,250			3,333	$75,326	18,165	$357,803

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Forestar Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Johnston	2,666		$11.76	02/02/11					12/28/07	Vested
	3,333		$13.26	02/01/12					12/28/07	Vested
	6,666		$8.68	02/07/13					12/28/07	Vested
	5,333		$15.02	02/06/14					12/28/07	Vested
	4,500		$20.26	02/04/15					12/28/07	Vested
		1,500	$20.26	02/04/15					12/28/07	02/04/09
	3,075		$27.06	02/03/16					12/28/07	Vested
		1,537	$27.06	02/03/16					12/28/07	02/03/09
		1,538	$27.06	02/03/16					12/28/07	02/03/10
	1,537		$30.56	02/02/17					12/28/07	Vested
		1,538	$30.56	02/02/17					12/28/07	02/02/09
		1,537	$30.56	02/02/17					12/28/07	02/02/10
		1,538	$30.56	02/02/17					12/28/07	02/02/11
					2,666	$60,252			12/28/07	Vested
							2,333	$52,726	12/28/07	02/07/09
							6,133	$138,606	12/28/07	02/03/09
							6,666	$150,652	12/28/07	02/02/10

Total	27,110	9,188			2,666	$60,252	15,132	$341,983

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Forestar Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Jastrow	24,896		$16.84	05/01/08					12/28/07	Vested
	32,000		$20.69	05/07/09					12/28/07	Vested
	66,666		$13.24	02/04/10					12/28/07	Vested
	66,666		$11.76	02/02/11					12/28/07	Vested
	33,333		$13.26	02/01/12					12/28/07	Vested
	36,666		$8.68	02/07/13					12/28/07	Vested
	33,333		$15.02	02/06/14					12/28/07	01/01/08
	33,333		$20.26	02/04/15					12/28/07	Vested
	34,166		$27.06	02/03/16					12/28/07	Vested
		6,500	$28.85	02/12/18					12/28/07	02/12/09
		6,500	$28.85	02/12/18					12/28/07	02/12/10
		7,000	$28.85	02/12/18					12/28/07	02/12/11
					23,333	$527,326			12/28/07	Vested
							4,667	$105,474	12/28/07	Vested
							8,889	$200,891	12/28/07	Vested
							16,666	$376,652	12/28/07	Vested
							7,000	$158,200	12/28/07	Vested
							17,808	$402,461	12/28/07	Vested
							25,052	$566,175	12/28/07	Vested
							41,666	$941,652	12/28/07	Vested
							50,000	$1,130,000	12/28/07	Vested
							7,791	$176,077	12/28/07	Vested
							3,183	$71,936	12/28/07	Vested
							3,583	$80,976	12/28/07	Vested
							2,599	$58,737	12/28/07	Vested

Total	361,059	20,000			23,333	$527,326	188,904	$4,269,230

					Stock Awards
							Equity	Equity
							Incentive	Incentive
							Plan	Plans:
							Awards:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying	Option		Stock that	that	that	Rights that
	Unexercised	Unexercised	Exercise	Option	Have not	Have not	Have not	Have not
Forestar Securities	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested	Grant	Vesting
Held By:	Exercisable (#)	Unexercisable (#)	($)(1)(3)	Date	($)(2)(3)	($)(2)(3)	($)(2)(3)	($)(2)(3)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Dubuque	2,666		$8.68	02/07/13					12/28/07	Vested
	8,000		$15.02	02/06/14					12/28/07	Vested
	6,000		$20.26	02/04/15					12/28/07	Vested
		2,000	$20.26	02/04/15					12/28/07	02/04/09
	4,100		$27.06	02/03/16					12/28/07	Vested
		2,050	$27.06	02/03/16					12/28/07	02/03/09
		2,050	$27.06	02/03/16					12/28/07	02/03/10
	2,050		$30.56	02/02/17					12/28/07	Vested
		2,050	$30.56	02/02/17					12/28/07	02/02/09
		2,050	$30.56	02/02/17					12/28/07	02/02/10
		2,050	$30.56	02/02/17					12/28/07	02/02/11
					3,333	$75,326			12/28/07	Vested
							3,333	$75,326	12/28/07	02/07/09
							7,666	$173,252	12/28/07	02/03/09
							8,166	$184,552	12/28/07	02/02/10
							10,000	$226,000	12/28/07	05/04/10

Total	22,816	12,250			3,333	$75,326	29,165	$659,129

DeCosmo	666		$13.24	02/04/10					12/28/07	Vested
	833		$11.76	02/02/11					12/28/07	Vested
	2,000		$13.26	02/01/12					12/28/07	Vested
	1,666		$8.68	02/07/13					12/28/07	Vested
	1,666		$15.02	02/06/14					12/28/07	Vested
	4,000		$20.26	02/04/15					12/28/07	Vested
		1,333	$20.26	02/04/15					12/28/07	02/04/09
	3,075		$27.06	02/03/16					12/28/07	Vested
		1,537	$27.06	02/03/16					12/28/07	02/03/09
		1,538	$27.06	02/03/16					12/28/07	02/03/10
	1,537		$30.56	02/02/17					12/28/07	02/03/10
		1,538	$30.56	02/02/17					12/28/07	02/02/09
		1,537	$30.56	02/02/17					12/28/07	02/02/10
		1,538	$30.56	02/02/17					12/28/07	02/02/11
					2,000	$45,200			12/28/07	Vested
							6,133	$138,606	12/28/07	02/03/09
							6,666	$150,652	12/28/07	02/02/10
							8,333	$188,326	12/28/07	05/04/10

Total	15,443	9,021			2,000	$45,200	21,132	$477,583

OPTION EXERCISES AND STOCK VESTED FISCAL YEAR-END 2007

The following table summarizes stock-based compensation awards exercised and RSUs and PSUs vesting during 2007.

			Stock Awards
	Option Awards		Number of
	Number of		Shares	Value
Name of	Shares Acquired on	Value Realized	Acquired on	Realized on
Executive	Exercise	on Exercise	Vesting	Vesting
Officer	(#)	($)	(#)	($)(1)

Simons	0	$0.00	14,090	$768,054
Maley	0	$0.00	17,454	$956,209
Levy	0	$0.00	24,818	$1,195,264
Sweeny	0	$0.00	19,453	$1,057,949
Johnston	0	$0.00	13,889	$757,815
Jastrow	0	$0.00	130,885	$7,689,644
Dubuque	0	$0.00	71,046	$2,851,293
DeCosmo	0	$0.00	2,970	$148,764

(1)	Mr. Jastrow deferred receipt of all of his shares until 2008. Mr. Dubuque deferred receipt of $956,320 until 2008.

Pension Benefits

The following table summarizes the actuarial present value of the accumulated benefits under our qualified and SERP plans at year-end 2007 for the named executive officers:

2007 PENSION BENEFITS

		Number of
		Years of	Present Value	Payments
		Credited	of Accumulated	During Last
Name	Plan Name(1)	Service(2)	Benefit(2)	Fiscal Year(3)

Simons	Temple-Inland Retirement Plan	16	$142,732	$—
	Temple-Inland Supplemental Executive Retirement Plan	16	$1,335,109	$—
Maley	Temple-Inland Retirement Plan	4.5	$46,203	$—
	Temple-Inland Supplemental Executive Retirement Plan	4.5	$2,143,355	$—
Levy	Temple-Inland Retirement Plan	18.5	$282,917	$—
	Temple-Inland Supplemental Executive Retirement Plan	18.5	$2,971,559	$—
Sweeny	Temple-Inland Retirement Plan	37	$891,396	$—
	Temple-Inland Supplemental Executive Retirement Plan	37	$3,343,325	$—
Johnston	Temple-Inland Retirement Plan	14	$162,348	$—
	Temple-Inland Supplemental Executive Retirement Plan	14	$449,735	$—
Jastrow	Temple-Inland Retirement Plan	29	$698,653	$—
	Temple-Inland Supplemental Executive Retirement Plan	29	$8,208,499	$—
Dubuque	Temple-Inland Retirement Plan
	Temple-Inland Supplemental Executive Retirement Plan	9	$2,415,399	$—
DeCosmo	Temple-Inland Retirement Plan	8	$102,352	$—
	Temple-Inland Supplemental Executive Retirement Plan	8	$153,991	$—

(1)	Present value of the accumulated benefit is based on present value at normal retirement date using disclosure assumptions (6.125% interest and Revenue Ruling 2001-62 mortality table) discounted based on disclosure interest rate to 12/31/2007. Retirement benefits under the tax-qualified defined benefit plan and the nonqualified supplemental executive retirement plan (SERP) are calculated using final average compensation based on the highest five (5) of the employee’s last ten (10) years of service. Final average compensation normally includes salaries and bonuses, but the board can designate a payment as ineligible under the plan. Final average compensation excludes other forms of compensation such as dividends, severance pay, relocation, long-term disability, stock options, restricted stock units, and performance stock units. The formula for normal retirement is .95% of final average compensation plus .65% of final average compensation in excess of Social Security covered compensation multiplied by years of service up to 35 years and .8% of final average compensation multiplied by years of service over 35 years. For example, assume an employee has a final average pay of $1 million and has worked for 40 years. His pension is determined as follows: [((.0095 x $1,000,000) + (.0065 x ($1,000,000 — $48,816))) x 35] + (.008 x $1,000,000 x 5) = $588,894 (annual life only benefit). Five years of service or attainment of age 65 is required to vest in the retirement benefit. Normal retirement age is 65, but benefits are generally not reduced for retirement at age 62 if the executive has 20 years of vesting service. Lump sum distributions for benefits with a present value greater than $10,000 are not permitted under the qualified plan. Benefits are paid in the form of a monthly annuity for the life of the executive and his or her spouse or other contingent annuitant depending on the option the executive selects. The amount of the monthly benefit is affected by the age or life expectancy of the employee and spouse and how much will be paid to the survivor if the employee dies based on the payment election selected by the employee. However, the total value of the benefit does not vary. For example, assume Employee A and Employee B each have accrued benefits with a total value of $100,000. Employee A is age 65 and Employee B is 55. Employee A will receive a larger monthly benefit than Employee B because Employee B is younger and has a longer life expectancy, so his or her payments are spread over a longer time. The nonqualified plan or SERP is paid as a lump sum distribution. The SERP pays any retirement benefits that cannot be paid under the qualified plan due to IRS limits and also provides a benefit formula for designated executives. The Internal Revenue Code limits the amount of compensation that can be used in calculations under a tax-qualified defined benefit retirement plan. In 2007, this limit was $225,000. As a result, any retirement benefits that cannot be paid under our tax-qualified defined benefit plan due to these limitations are paid under a SERP, which is not a tax-qualified plan. The SERP also provides unreduced retirement at age 60 with 15 years of service for designated executives, including Mr. Jastrow, Mr. Levy, Mr. Maley, and Mr. Simons. Under this plan, the designated executive’s retirement benefits from all retirement plans will be at least equal to 50% of the executive’s final average compensation for the highest five years out of the last ten years of employment. Benefits are reduced for early retirement, which may be taken at age 55 with 20 years of service, by 5% for each year prior to age 60. Benefits will be paid in a lump sum amount. As of January 1, 2008, lump sums are calculated using a 20% phase-in of the three-segment yield curve based on the November, 2007 rates. The blended three-segment rates are 4.92% for the first 5 years, 6.02% for the next 10 years and 6.47% thereafter. The November 2007 30-year weighted average Treasury rate was 4.52%. This is the first year of a five-year phase in of the interest rate assumptions which have been changed due to the Pension Protection Act. This supplemental plan is unfunded and contains a provision for acceleration of payment in the event of a change in control. The SERP is a valuable incentive to attract executives who are leaving career-based retirement plans at other companies. It is also a valuable retention tool for existing executives who must meet service criteria to qualify for the plan. Mr. Levy and Mr. Johnston formerly participated in a defined contribution plan and related SERP when they worked for the financial services segment. Their balance under the defined contribution plan and SERP will offset any amount they receive under the defined benefit plan and SERP, and is included in the total shown above. Extra years of credited service are granted only under our change in control agreements with executive officers and our CEO employment agreement but not for any other reason.

(2)	Early retirement may be taken at age 55 or later if the employee has five years of service, but benefits are reduced for each year prior to age 62 by factors ranging from 3% to 6% based on years of service. Under the SERP, a designated executive can retire with a reduction of benefits of 5% per year for each year before age 60 if he has attained age 55 and has 20 years of service. The table below lists the executives who are eligible for early retirement and the projected monthly payment in the form of a joint and 50% survivor annuity assuming each retired on January 1, 2008:

	Monthly Payment	Lump Sum Payment
Executive	Under Qualified Plan	Under SERP

Jastrow	$7,998	$24,116,901
Levy	$2,070	$1,610,774
Sweeny	$8,152	$4,836,964

(3)	Mr. Dubuque and Mr. DeCosmo participated in the SERP. Their accrued benefits under the SERP ($2.4 million and $102,000, respectively) as of the spin-off date were paid in January 2008.

Nonqualified Deferred Compensation

The following table summarizes deferred compensation for 2007 for the named executive officers:

2007 Nonqualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings	Withdrawals/	Balance
Name	Last FY ($)	Last FY ($)	in Last FY ($)(1)	Distributions ($)	at Last FYE ($)(2)
(a)	(b)	(b)	(c)	(d)	(e)

Simons	$—	$—	$—	$—	$—
Maley	$—	$—	$—	$—	$—
Levy	$—	$—	$9,945	$—	$109,591
Sweeny	$—	$—	$—	$—	$—
Johnston	$—	$—	$4,787	$—	$52,750
Jastrow	$—	$—	—	$—	$2,023,242
Dubuque	$—	$35,072	—	$—	$3,845,901
DeCosmo	$—	$—	$—	$—	$—

(1)	Earnings for Mr. Jastrow and Mr. Dubuque include dividend equivalent units credited under the phantom stock plan equal to the amount of dividends that would be earned on these units if they were common stock: $1,103,322 and $1,962,621, respectively. This is the same dividend rate paid to our stockholders in 2007 ($0.28 per share per quarter, and a $10.25 special dividend) and is not preferential. Also includes change in market value of all deferred fees from year-end 2006 to year-end 2007 for Mr. Jastrow of $(1,420,299) and for Mr. Dubuque of $(2,170,633). Earnings also include defined contribution retirement plan account earnings based on the rate earned under Vanguard’s Intermediate-Term Treasury Fund, the same fund used in the underlying tax-qualified defined contribution plan. The executives do not participate in setting this rate which was selected by us when we set up the plan. In 2007, the earnings rate for this fund was 9.98%. The defined contribution retirement account is distributed in cash at age 65 or earlier if the executive retires and requests it. Mr. Levy and Mr. Johnston will receive a distribution of their account in 2008 due to the spin-off.

(2)	In the aggregate balance column, all of Mr. Jastrow’s balance was previously reported as compensation in the Summary Compensation Table for previous years. $3,450,000 of Mr. Dubuque’s balance was previously reported as compensation in the Summary Compensation Table for previous years. None of the amounts in the other columns was previously reported.

Potential Payments Upon Termination or Change in Control

Under the Incentive Plan, an employee whose employment terminates has different vesting rights depending on the reason for termination:

	Vested Option Exercise	Treatment of Unvested
Termination	Period	Options, RSUs, and PSUs

Voluntary or Involuntary Termination of Employment	3 months	Forfeited
Death	12 months	Immediately Vest
Disability	36 months	Immediately Vest
Retirement	Until Expiration of Option	Immediately Vest
Change in Control	Until Expiration of Option	Immediately Vest

Mr. Simons has an employment agreement that provides for payments upon certain termination events. If Mr. Simons’ employment is terminated within two years after completion of the transformation plan or following a change in control, he will be entitled to three years’ salary, bonus, and benefits. If Mr. Simons’ employment is terminated by the Company without cause or by Mr. Simons for good reason (including failure to be re-elected to the board, required relocation, or failure to pay compensation and benefits) at any time later than two years after the completion of the transformation plan and not following a change in control, he will be entitled to two years’ salary, bonus, and benefits. If Mr. Simons dies or becomes disabled, he or his estate will receive a benefit equal to his salary and target bonus for the portion of the year in which his death or disability occurred.

Mr. Jastrow was a party to an employment agreement and a change in control agreement. He also participated in various benefit plans and accrued benefits in his 29 years of service. The transformation plan was a change in control under these agreements. We entered into a transformation agreement with Mr. Jastrow outlining his rights to certain previously agreed upon payments, including a change in control payment equal to three years’ pay and benefits and three years’ additional service under the SERP. The total value of the change in control payments is approximately $20.6 million. Mr. Jastrow has agreed not to compete with the Company for two years following the transformation and signed a general release of all claims against the Company. Pursuant to his existing agreements, Mr. Jastrow is entitled to an office and secretarial support until age 70, and will be entitled to lifetime medical and dental benefits. Previously granted long-term incentive awards of 597,231 restricted and performance shares (that were awarded to Mr. Jastrow over the last seven years) are payable over the next three years. Stock options covering 1,111,188 shares that were awarded over the last nine years will remain exercisable until the expiration of their term. Mr. Jastrow deferred receipt of his bonus in multiple years and will receive 83,245 shares in payment of the deferred compensation in 2008.

Each of the other named executive officers entered into a change in control agreement that provides for three (3) years’ pay and benefits in the event his employment is terminated following defined change in control events. These events include:

•	any person or entity acquiring or becoming beneficial owner as defined in SEC regulations of 25% or more of the combined voting power of our securities;

•	the pre-event directors ceasing to constitute a majority of our directors within any 24-month period;

•	consummation of a merger, consolidation, or recapitalization (unless the directors continue to represent a majority of the directors on the board, at least 60% of the pre-event ownership survives, and, in the event of a recapitalization, no person owns 25% or more of the voting power of the securities);

•	the stockholders approve liquidation or dissolution;

•	consummation of an agreement to sell, lease, or dispose of substantially all the assets of (a) Temple-Inland, (b) its corrugated packaging operations, or (c) its building products operations; or

•	any other event that the board determines to be a change in control.

Our Incentive Plan uses similar change in control events including:

•	acquisition of 20% voting power through a tender or exchange offer;

•	board or stockholders approve consolidation or merger;

•	board or stockholders approve liquidation or dissolution; or

•	board or stockholders approve sale, lease, exchange or transfer of substantially all assets.

Under the change in control agreements, payments are triggered by two events, a change in control plus a termination of employment. Termination of employment includes both involuntary termination and voluntary termination by the executive for good reason. Good reason includes assignment of duties substantially inconsistent with the executive’s status as a senior executive officer, substantial reduction in base salary, relocation of place of employment more than 50 miles, failure to pay compensation, or failure to provide benefits or a reduction in benefits. The change in control agreements contain a double trigger requirement of a change in control event plus a termination of employment because they provide for severance payments. The Incentive Plan provides for accelerated vesting of stock awards the executive has already received, not for additional payments. The Incentive Plan requires a single trigger, the change in control event. In other words, if there is a change in control event, the accelerated vesting of stock-based compensation will occur whether or not the executive’s employment is terminated. This further protects the executive because it provides him or her with an opportunity to vote the vested restricted shares and exercise and vote the option shares as a stockholder.

Under the change in control agreements and Incentive Plan, the executives will receive:

•	their current year bonus pro-rated if the termination is before the end of the first six months in the year; full bonus if during the second half of the year;

•	lump sum severance equal to three times their current salary and three times target bonus, or if higher, the salary or target bonus in any of the last three years;

•	health and welfare benefits provided through third party insurance for three years at no greater cost than currently paid;

•	acceleration of vesting of all options;

•	acceleration of vesting of all restricted shares and restricted stock units;

•	acceleration of vesting of all performance stock units (maximum amount);

•	credit for three additional years’ service in the pension plan at the highest pay over the last three years;

•	lump sum payment of all nonqualified pension and deferred compensation;

•	lump sum payment equal to three years’ match on 401(k) plan;

•	any retiree medical benefits to which the executive is entitled;

•	reimbursement for outplacement services not to exceed 15% of base salary and target bonus; and

•	three years’ continuation of perquisites.

The change in control agreements also contain gross-up provisions in the event the officer is required to pay excise tax on these amounts. The gross-up will only be paid if the change in control payments exceed 110% of the amount that would not be subject to excise tax otherwise, payments are reduced to the maximum amount that will not trigger the excise tax. The amount of severance and benefits was determined based on competitive market practices for executives at this level. Executives at this level generally require a longer timeframe to find comparable jobs because there are fewer jobs at this level in the market. The executives often have a large percentage of their personal wealth dependent on the status of our company, given the requirement to hold a multiple of their salary in stock and the fact that a large part of their compensation is stock-based. In exchange for the promise of this compensation and benefits, the executive agrees to continue working during any potential change in control event until the earliest of six months from the potential change in control event, until the date of the change in control event, or until the executive is terminated or terminates employment for good reason. If a change in control occurs, the board would consider appropriate factors in setting the target bonus. The transformation plan constituted a change in control for corporate, real estate, and financial services executives, but no amounts are payable unless they also experience a termination of employment.

The following table summarizes the estimated value of payments to each of the named executive officers assuming different termination events occurred at year-end 2007.

				Value of
		Estimated	Value of	Restricted	Value of			Outplacement
		Target	Stock	Stock Units	Performance			& Office
		Bonus	Options that	that	Stock that	Retirement	Welfare	Support Staff	Excise Tax	Aggregate
	Severance	Payment	Vest	Vest	Vests(1)	Benefits	Benefits	(2)	& Gross-Up	Payments

Current Officers
Simons
Change in Control(3)	$5,959,413	$839,275	$722,181	$742,539	$5,430,830	$1,255,831	$31,505	$117,000	$6,092,773	$21,191,347
Retirement		$839,275	$722,181	$742,539	$5,430,830					$7,734,825
Death(4)	$1,619,275	$839,275	$722,181	$742,539	$5,430,830		$425,000			$9,779,100
Disability(4)	$1,619,275	$839,275	$722,181	$742,539	$5,430,830		$371,367			$9,725,467
Termination Without Cause(5)	$5,959,413	$839,275	$722,181	$742,539	$5,430,830		$31,505	$117,000		$13,842,743
Termination For Cause(6)										$0
Maley
Change in Control(3)	$4,889,475	$1,250,000	$733,260	$892,389	$5,081,676	$1,114,000	$23,610	$243,750	$5,575,205	$19,803,365
Retirement			$733,260	$892,389	$5,081,676					$6,707,325
Death(4)			$733,260	$892,389	$5,081,676		$425,000			$7,132,325
Disability(4)			$733,260	$892,389	$5,081,676		$351,801			$7,059,126
Termination Without Cause(5)										$0
Termination For Cause(6)										$0
Levy
Change in Control(3)	$3,539,400	$750,000	$608,109	$812,965	$2,434,297	$5,285,645	$34,993	$176,250	$4,178,152	$17,819,811
Retirement			$608,109	$812,965	$2,434,297					$3,855,371
Death(4)			$608,109	$812,965	$2,434,297		$425,000			$4,280,371
Disability(4)			$608,109	$812,965	$2,434,297		$201,496			$4,056,866
Termination Without Cause(5)										0
Termination For Cause(6)										0
Sweeny
Change in Control(3)	$2,228,031	$400,000	$574,874	$723,055	$2,397,197	$5,801,170	$26,615	$110,175	$3,509,820	$15,770,937
Retirement			$574,874	$723,055	$2,397,197					$3,695,126
Death(4)			$574,874	$723,055	$2,397,197		$400,000			$4,095,126
Disability(4)			$574,874	$723,055	$2,397,197		$110,005			$3,805,131
Termination Without Cause(5)										$0
Termination For Cause(6)										$0
Johnston
Change in Control(3)	$2,245,050	$500,000	$445,003	$548,459	$1,952,005	$715,505	$32,773	$111,240	$2,342,946	$8,892,981
Retirement			$445,003	$548,459	$1,952,005					$2,945,467
Death(4)			$445,003	$548,459	$1,952,005		$371,000			$3,316,467
Disability(4)			$445,003	$548,459	$1,952,005		$277,406			$3,222,873
Termination Without Cause(5)										$0
Termination For Cause(6)										$0
Former Officers(7)
Jastrow
Change in Control	$9,368,757	$1,626,345	$1,956,699	$11,791,278	$17,339,303	$11,062,886	$160,068	$800,000	$0	$54,105,336
Retirement						$4,845,516				$4,845,516
Death(4)
Disability(4)
Termination Without Cause(5)
Termination For Cause(6)

(1)	Except in the case of change in control, assumes performance criteria are ultimately met.

(2)	Mr. Jastrow and his spouse will continue to receive medical and dental benefits. Mr. Jastrow will also continue to have an office and secretarial support until the earlier of attainment of age 70 or his death, (with an annual expected value of $80,000). The expected annual value of the medical and dental benefit is $18,296. Under the transformation agreement entered into with Mr. Jastrow, he was entitled to three years’ salary and bonus in a lump sum, and benefits coverage for three years as set forth in his employment agreement and change in control agreement. In return for the benefits described above, Mr. Jastrow agreed not to compete with us for two years following termination of employment and signed a general release of claims.

(3)	Assumes a target bonus based on 12.5% ROI. Includes 3X $4,000 401(k) match and 3X perks of $2,471 for Mr. Simons, $800 for Mr. Levy, $825 for Mr. Maley, $4,177 for Mr. Sweeny, $2,750 for Mr. Johnston, $750 for Mr. Jastrow, $3,411 for Mr. Dubuque and $15,042 for Mr. DeCosmo. Assumes for illustration only that the IRS considers the whole payment to be a “parachute payment” subject to a 20% excise tax. Any compensation not deemed to be a “parachute payment” will reduce the amount of excise tax and gross-up payable. No excise tax or gross-up was paid in connection with Mr. Jastrow’s actual departure at year-end.

(4)	Except for Mr. Simons’ employment agreement, on termination of employment by death or disability, executives receive no payment other than through life insurance or disability insurance purchased by the executive and available to salaried employees generally.

(5)	Termination without a change in control not for cause or by executive for good reason.

(6)	Termination without a change in control for cause or by executive without good reason. We do not have a plan or policy to provide severance benefits to executives whose employment terminates. Generally speaking, severance is a matter that is individually negotiated with the executive and the amount depends on the circumstances of his or her departure. The CEO is the only executive who has an employment agreement with pre-established severance benefits, other than the change in control agreements. In return for the post-employment benefits, the CEO agreed not to compete with our company for two years after his departure.

(7)	Mr. Dubuque and Mr. DeCosmo left our employment on December 28, 2007 in connection with the spin-offs of Guaranty and Forestar. They will receive from us their accrued retirement benefits as shown in the Pension Benefits chart. The qualified retirement plan benefit will be paid in the form of a monthly annuity when they retire and the SERP was paid in a lump sum in 2008. Mr. Dubuque was paid his deferred compensation as shown in the Nonqualified Deferred Compensation chart in a lump sum in 2008. Mr. Dubuque and Mr. DeCosmo will have continued vesting of their long-term incentives as shown in the Outstanding Equity Awards chart under an agreement among Temple-Inland, Guaranty, and Forestar. Mr. Jastrow retired on January 1, 2008. He will receive his benefit from the qualified retirement plan in the form of a 20-year certain and life annuity in the monthly amount of $7,265. The retirement amount shown in the chart above is the difference between the SERP formula for immediate lump sum payment and the FAS assumptions used to complete the Pension Benefits Table, which are based on a deferred benefit at age 65.

COMPENSATION MATTERS
REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommended that it be included in our Annual Report on Form 10-K for the year 2007 and in this proxy statement.

E. Linn Draper, Jr., Chairman
Cassandra C. Carr
James T. Hackett
Jeffrey M. Heller

AUDIT MATTERS
REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the board of directors in its oversight of the integrity of the financial statements; compliance with legal and regulatory requirements; the adequacy of internal control over financial reporting; and the independence, qualifications, and performance of the independent registered public accounting firm and the internal auditors. Our duties and responsibilities are more fully described in our charter, which is available on Temple-Inland’s website www.templeinland.com.

Management is responsible for the financial statements, the effectiveness of internal control over financial reporting, and compliance with legal and regulatory requirements. The independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the financial statements and the effectiveness of internal control over financial reporting and expressing its opinion on the conformity of the financial statements with generally accepted accounting principles and the effectiveness of internal control over financial reporting. The internal auditors are responsible for evaluating the effectiveness of processes and related controls on behalf of management.

In fulfilling our oversight responsibilities, we met ten times during 2007 with the independent registered public accounting firm, the Vice President of Internal Audit, and management. At four of the meetings, we also met in executive session without management present. During the course of these meetings, we reviewed and discussed with management and with Ernst & Young LLP the audited financial statements for the year 2007. We also reviewed and discussed the effectiveness of internal control over financial reporting, the audit plans and results, and the matters required to be discussed with Ernst & Young LLP by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board. In addition, we reviewed the written disclosures and letter from Ernst & Young LLP required by Independence Standard Board Standard No. 1, as amended, as adopted by the Public Company Accounting Oversight Board, and have discussed with Ernst & Young their independence.

Based on this, we recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 29, 2007, for filing with the Securities and Exchange Commission. In addition, we reported to the board of directors that, subject to ratification by the stockholders, we selected Ernst & Young LLP as Temple-Inland’s independent registered public accounting firm for the year 2008.

Chairman:	Jeffrey M. Heller
Members:	Afsaneh M. Beschloss Donald M. Carlton Cassandra C. Carr Larry R. Faulkner James T. Hackett Richard M. Smith Larry E. Temple

PROPOSAL TO APPROVE THE ADOPTION OF THE
TEMPLE-INLAND 2008 INCENTIVE PLAN

We are asking the stockholders to approve the Temple-Inland Inc. 2008 Incentive Plan (the “Plan”), the material terms of which are more fully described below. The board of directors approved the Plan on February 1, 2008, subject to the stockholder approval solicited by this proxy statement. The purpose of the Plan is to assist us in attracting, retaining and providing incentives to employees and directors and consultants and independent contractors by offering them the opportunity to acquire or increase their proprietary interest in Temple-Inland and to promote the identification of their interests with those of our stockholders.

The Plan provides for the grant of stock options and other stock-based awards, as well as cash-based performance awards. If the stockholders approve the Plan, no new awards will be granted under the Temple-Inland Inc. 2003 Stock Incentive Plan (the “Prior Plan”).

Awards granted under the Plan prior to stockholder approval of the Plan are subject to and conditioned upon receipt of such approval on or before May 2, 2008. Should such stockholder approval not be obtained on or before such date, the Plan will terminate and any awards granted pursuant to the Plan will terminate and cease to be outstanding.

Description of the Plan

The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units (“RSUs”), Performance Awards, and Other Stock-Based Awards (each, an “Award”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the Plan, a copy of which is attached hereto as Appendix A. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

All employees and non-employee directors, and consultants and independent contractors of the Company (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. It is currently expected that approximately 500 middle and upper level salaried employees will participate in the Plan, along with ten non-employee directors who serve on the Company’s board of directors. Except as noted above in regard to option grants under the Plan that are subject to stockholder approval of this proposal, information cannot be provided with respect to the number of awards to be received by any individual employee or group of employees pursuant to the Plan, since the grant of such awards is within the discretion of the Compensation committee.

However, on February 1, 2008 the following awards were granted under the Plan, subject to stockholder approval:

New Plan Benefits

		Number of Shares
		Underlying
Name and Position	Dollar Value ($)	Options

Doyle R. Simons	$1,668,775	265,306
Chairman and CEO
J. Patrick Maley III	$1,335,021	212,245
President and Chief Operating Officer
Randall D. Levy	$730,489	116,135
Chief Financial Officer
Jack C. Sweeny	$730,489	116,135
Group Vice President
J. Bradley Johnston	$575,151	91,439
Chief Administrative Officer

Groups:
Executive Group	$8,662,387	1,377,168
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$4,879,781	977,912
Nominees for Director (other than Simons and Maley)	$0	0
Associates of Directors, Executive Officers, or Nominees	$0	0
Each Other Person Receiving 5% of Options	$0	0

The stock options granted on February 1, 2008 have an exercise price of $19.50, vest 25% on each anniversary over four (4) years, and expire after ten years. The fair value of stock options was determined in accordance with Statement of Financial Accounting Standards No. 123(R). Fair value of the option awards was determined using the Black-Scholes-Merton option pricing model, with an estimated weighted average fair value of $5.75, expected dividend yield of 2.06%, expected stock price volatility of 28.2%, weighted average risk free interest rate of 3.34%, and weighted average expected life of option of 6 years.

This includes the 2008 stock option grants actually made subject to stockholder approval and restricted stock unit grants made under a prior plan that will expire at the end of 2008. We will not grant any other shares under the prior stock plans between the Record Date and the date of the stockholder meeting.

Administration

Except with respect to Awards granted to non-employee directors, the Plan is administered by the Compensation Committee, unless the board of directors appoints another committee or person(s) for such purpose. With respect to Awards granted to non-employee directors, the board of directors serves as the “committee,” unless the board appoints another committee or person(s) for such purpose. The committee has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (“participants”) and the terms of all Awards under the Plan. Subject to the provisions of the Plan, the committee has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

The maximum number of shares of common stock that may be issued under the Plan is 4,000,000 shares. The number of shares authorized to be issued under the Plan will be decreased by 2.33 shares for each share of common stock issued pursuant to Awards that are not Options (such Awards being “Full Value Awards”). If an Option expires or terminates for any reason without having been fully exercised, if any shares of Restricted Stock are forfeited, or if any Award terminates, expires or is settled without all or a portion of the shares of common stock covered by the Award being issued, such shares are available for the grant of additional Awards.

The maximum number of shares of common stock with respect to which an employee may be granted Awards under the Plan during any calendar year is 500,000 shares.

On March 6, 2008, the closing per share price of the common stock on the NYSE was $12.71.

Options

The Plan authorizes the grant of Nonqualified Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. The exercise of an Option permits the participant to purchase shares of common stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the committee shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the committee, subject to the terms of the Plan. The per share exercise price of Options granted under the Plan may not be less than 100% of the fair market value per share on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the committee, except that no Option may be exercised more than ten years after its date of grant.

Restricted Stock Awards

The Plan authorizes the committee to grant Restricted Stock Awards. Shares of common stock covered by a Restricted Stock Award are restricted against transfer and subject to forfeiture and such other terms and conditions as the committee determines. Such terms and conditions may provide, in the discretion of the committee, for the vesting of awards of Restricted Stock to be contingent upon the achievement of one or more Performance Goals as described below.

Restricted Stock Units

RSU Awards granted under the Plan are contingent awards of common stock or the cash equivalent thereof. Pursuant to such Awards, shares of common stock are issued, or the cash value of the shares is paid, subject to such terms and conditions as the committee deems appropriate. Unlike in the case of awards of Restricted Stock, shares of common stock are not issued immediately upon the award of RSUs, but instead shares of common stock are issued or the cash value of the shares is paid upon the satisfaction of such terms and conditions as the committee may specify, including the achievement of one or more Performance Goals.

Performance Awards

The Plan authorizes the grant of Performance Awards. Performance Awards provide for payments in cash, shares of common stock or a combination thereof contingent upon the attainment of one or more Performance Goals (described below) established by the committee. For purposes of the limit on the number of shares of common stock with respect to which an employee may be granted Awards during any calendar year, a Performance Award is deemed to cover the number of shares of common stock equal to the maximum number of shares that may be issued upon payment of the Award. The maximum cash amount that may be paid to any participant pursuant to all Performance Awards granted to such participant during a calendar year may not exceed $5 million.

Other Stock-Based Awards

The Plan authorizes the grant of Other Stock-Based Awards (including the issuance or offer for sale of unrestricted shares of common stock) covering such number of shares and having such terms and conditions as the committee may determine, including terms that condition the payment or vesting of Other Stock-Based Awards upon the achievement of one or more Performance Goals.

Dividends and Dividend Equivalents

The terms of an Award (other than an Option) may, at the committee’s discretion, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares covered by the Award. The payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or shares, as determined by the committee. Payment of dividends and dividend equivalents may be contingent upon the achievement of one or more Performance Goals.

Performance Goals

As described above, the terms and conditions of an Award may provide for the grant, vesting or payment of Awards to be contingent upon the achievement of one or more specified Performance Goals established by the committee. For this purpose, “Performance Goals” means performance goals established by the committee which may be based on satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics and achievement of customer satisfaction goals, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share, economic value added, expenses (including plant costs and sales, general and administrative expenses), improvement of financial ratings, internal rate of return, market share, net asset value, net income, net operating gross margin, net operating profit after taxes (“NOPAT”), net sales growth, NOPAT growth, operating income, operating margin, comparisons to the performance of other companies, pro forma income, regulatory compliance, return measures (including return on assets, designated assets, capital, committed capital, net capital employed, equity, sales, or stockholder equity, and return versus the Company’s cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals that the committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as the committee may specify.

Capital Adjustments

If the outstanding common stock of the Company changes as a result of a stock dividend, stock split, reverse stock split, spin-off, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation, or the like, the committee shall substitute or adjust: (a) the number and class of securities subject to outstanding Awards, (b) the consideration to be received upon exercise or payment of an Award, (c) the exercise price of Options, (d) the aggregate number and class of securities for which Awards may be granted under the Plan, and/or (e) the maximum number of securities with respect to which an employee may be granted Awards during any calendar year. In the event of a merger or consolidation to which the Company is a party, the committee may cause any Award granted under the Plan to be cancelled in consideration of a cash payment equal to the fair value of the cancelled Award, as determined by the committee in its discretion.

Withholding

The Company is generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares of common stock otherwise issuable, or (c) delivery to the Company by the participant of unencumbered shares of common stock.

Termination and Amendment; Term of Plan

The board of directors may amend or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the board of directors may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected participant if such amendment or termination would adversely affect such participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

Unless sooner terminated by the board of directors, the Plan will terminate on February 2, 2018. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Options, Restricted Stock, RSUs, and Performance Awards granted pursuant to the Plan. State, local and foreign tax consequences may differ.

Incentive Stock Options.  A participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonstatutory Stock Option, as described below.

Nonstatutory Stock Options, RSUs, Performance Awards and Other Stock-Based Awards.  A participant generally is not required to recognize income on the grant of a Nonstatutory Stock Option, RSU, Performance Award or Other Stock-Based Award. Instead, ordinary income generally is required to be recognized on the date the Nonstatutory Stock Option is exercised, or in the case of an RSU, Performance Award, or Other Stock Based Award on the date of payment of such Award in cash and/or shares of common stock. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Nonstatutory Stock Option, an amount equal to the excess, if any, of the fair market value of the shares of common stock on the date of exercise over the exercise price; and (b) in the case of an RSU, Performance Award, or Other Stock-Based Award, the amount of cash and/or the fair market value of any shares of common stock received.

Restricted Stock.  A participant who is granted Restricted Stock under the Plan is not required to recognize income with respect to the shares until the shares vest, unless the participant makes a special tax election to recognize income upon award of the shares. In either case, the amount of income the participant recognizes equals the fair market value of the shares of common stock at the time income is recognized.

Gain or Loss on Sale or Exchange of Shares.  In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company.  The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonstatutory Stock Option (including an Incentive Stock Option that is treated as a Nonstatutory Stock Option, as described above), a Performance Award, a Restricted Stock Award, an RSU, or an Other Stock-Based Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Performance-Based Compensation.  Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the grant of Awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Parachute Payments.  Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the committee has plenary authority and discretion to determine the vesting schedule of Awards. Any Award under which vesting is accelerated by a change in control of the Company would affect determining whether the excise tax and deduction disallowance rules would be triggered.

Tax Rules Affecting Nonqualified Deferred Compensation Plans.  Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient, including immediate taxation upon vesting, and an additional income tax of 20 percent of the amount of income so recognized. The Plan is intended to allow the granting of Awards that comply with Section 409A of the Code.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy (provided that the total votes cast on the proposal represents over 50% of the total number shares entitled to vote on the proposal) is required for approval of the adoption of the 2008 Incentive Plan. Any shares not voted (whether by abstention, broker non-vote or otherwise) will not be counted as votes cast, but could have the same effect as votes cast against approval if they cause the total votes cast on the proposal to be 50% or less of the total number shares entitled to vote on the proposal. Accordingly, beneficial owners of shares should instruct their brokers or nominees how to vote with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE 2008 INCENTIVE PLAN.

PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for 2008. Ernst & Young LLP currently serves as our independent registered public accounting firm.

Fees paid to Ernst & Young LLP for the last two years were:

	2007	2006
	(In thousands)

Audit Fees(1)	$2,660	$3,054
Audit-Related Fees(2)	2,222	362
Tax Fees(3)	50	36
All Other Fees	—	—

Total	$4,932	$3,452

(1)	Audit fees include the annual audit and quarterly reviews of our financial statements, annual statutory audits of foreign subsidiaries’ financial statements, consultation on new accounting standards and current transactions, and normal assistance with annual and periodic filings of our financial statements with the Securities and Exchange Commission.

(2)	Audit-related fees include audits of our employee benefit plans, consultation on the application of proposed accounting standards, and consultation on accounting for proposed transactions. Also included in Audit-related fees for 2007 is $1,945 in fees paid for work done in connection with our transformation plan. This work included audit work for separate financial statements of the spun-off entities and consultation on the transactions comprising the transformation plan.

(3)	Tax fees include assistance in the preparation of our federal, state, and foreign income and franchise tax returns and in the periodic examinations thereof by regulatory authorities and consultation on the tax treatment for transactions.

All services provided by the independent registered public accounting firm must be pre-approved by the Audit Committee. Under the pre-approval policy, the Audit Committee pre-approves by type and amount the services expected to be provided by the independent registered public accounting firm during the coming year. This pre-approval is done annually and is documented as an exhibit to the minutes of the Audit Committee meeting. The types of services the Audit Committee pre-approves annually are the audit, audit-related, and certain tax services described above.

A pre-approval subcommittee consisting of the Chairman of the Audit Committee and one other member of the Audit Committee may grant approvals between Audit Committee meetings for services not approved as part of the annual approval process. Such approvals must be reported to the full Audit Committee at its next meeting. Pre-approval is not required for non-audit services that were not recognized as non-audit services at the time of engagement, if the aggregate amount of such services does not exceed the lesser of $100,000 or 5% of the total amount of revenues paid to the independent registered public accounting firm during that fiscal year and such services are promptly brought to the attention of and approved by the Audit Committee prior to completion of the current year’s audit. During 2007, no services were approved pursuant to this exception.

In addition, the Audit Committee must separately pre-approve any significant changes in scope or fees for any approved service. No pre-approval authority is delegated to management. Quarterly, the committee reviews the specific services that have been provided and the related fees.

Representatives of Ernst & Young LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Stockholder ratification is not required for the selection of Ernst & Young LLP, because the Audit Committee has the responsibility for selecting our independent registered public accounting firm. The selection, however, is being submitted for ratification by the stockholders at the annual meeting. No determination has been made as to what action the Audit Committee would take if stockholders do not ratify the selection.

The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the annual meeting is required for the ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for 2008. Any shares not voted (whether by abstention or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

OTHER MATTERS

Other Business to be Presented

Our board of directors knows of no other business that may properly be, or that is likely to be, brought before the annual meeting. If, however, any other matters are properly presented for consideration at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proposals for inclusion in our proxy statement and for consideration at our annual meeting of stockholders by submitting their proposals to us in a timely manner. To be included for the 2009 annual meeting, stockholder proposals must be received by us by November 25, 2008 and must comply with the requirements of Rule 14a-8.

Our By-laws contain an advance notice procedure with regard to stockholder proposals submitted outside the processes of Rule 14a-8 and stockholder nominations of directors to be brought before an annual meeting of stockholders. This advance notice period is intended to allow all stockholders an opportunity to consider all business and nominees expected to be considered at the meeting. These procedures require that notice be made in writing to our Corporate Secretary. The notice must be received at our executive offices not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In the case of an annual meeting called for a date more than 50 days prior to the anniversary date, notice must be received not later than the close of business on the 10th day following the date on which notice of the annual meeting is first mailed to stockholders or made public, whichever occurs first. Stockholder proposals submitted outside the processes of Rule 14a-8 and stockholder nominations of directors will be considered untimely if they are submitted before January 22, 2009 or after February 16, 2009. Our By-laws require that the notice of the proposal contain certain information concerning the proposing stockholder and the proposal or nomination. A copy of the By-laws advance notice provision may be obtained, without charge, upon written request to our Corporate Secretary at 1300 South MoPac, Expressway, 3rd Floor, Austin, Texas 78746.

Voting Questions or Assistance

If you have any questions or require assistance with the voting process, please contact:
D. F. King & Co., Inc.
48 Wall Street
New York, New York 10005
(800) 549-6697

This Proxy Statement is being sent to you by the Temple-Inland board of directors.

Leslie K. O’Neal
Corporate Secretary
Austin, Texas
March 25, 2008

Appendix A

TEMPLE-INLAND INC.
2008 INCENTIVE PLAN

Definitions.  In the Plan, except where the context otherwise indicates, the following definitions shall apply:

“Affiliate” means a corporation, partnership, business trust, limited liability company, or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, and any other entity designated by the Committee in which the Company has a significant interest.

“Agreement” means an agreement or other document evidencing an Award. An Agreement may be in written or such other form as the Committee may specify in its discretion, and the Committee may, but need not, require a Participant to sign an Agreement.

“Award” means a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Performance Award, or an Other Stock-Based Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Management Development and Executive Compensation Committee of the Board or such other committee(s), subcommittee(s) or person(s) the Board appoints to administer the Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, “Committee” shall mean the Board. Notwithstanding the foregoing, “Committee” means the Board for purposes of granting Awards to members of the Board who are not Employees, and administering the Plan with respect to those Awards, unless the Board determines otherwise.

“Common Stock” means the Company’s common stock, par value $1.00 per share.

“Company” means Temple-Inland Inc. and any successor thereto.

“Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with Section 7.

“Date of Grant” means the date on which an Award is granted under the Plan.

“Eligible Person” means any person who is (a) an Employee, (b) a member of the Board or the board of directors of an Affiliate, or (c) a consultant or independent contractor to the Company or an Affiliate.

“Employee” means any person who the Committee determines to be an employee of the Company or an Affiliate.

“Exercise Price” means the price per Share at which an Option may be exercised.

“Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the New York Stock Exchange (“NYSE”) as of the relevant date; provided, however, that in the case of an Option, in all events Fair Market Value shall be determined pursuant to a method permitted by Section 409A of the Code for determining the fair market value of stock subject to a nonqualified stock option that does not provide for a deferral of compensation within the meaning of Section 409A of the Code.

“Incentive Stock Option” means an Option that the Committee designates as an incentive stock option under Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Section 6.

“Option Period” means the period during which an Option may be exercised.

“Other Stock-Based Award” means an Award granted pursuant to Section 11.

“Participant” means an Eligible Person who has been granted an Award.

“Performance Award” means a performance award granted pursuant to Section 10.

“Performance Goals” means performance goals that the Committee establishes, which may be based on satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics and achievement of customer satisfaction goals, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share; economic value added, expenses (including plant costs and sales, general and administrative expenses), improvement of financial ratings, internal rate of return, market share, net asset value, net income, net operating gross margin, net operating profit after taxes (“NOPAT”), net sales growth, NOPAT growth, operating income, operating margin, comparisons to the performance of other companies, pro forma income, regulatory compliance, return measures (including return on assets, designated assets, capital, committed capital, net capital employed, equity, sales, or stockholder equity, and return versus the Company’s cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals that the Committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as the Committee may specify.

“Plan” means this Temple-Inland Inc. 2008 Incentive Plan, as amended from time to time.

“Restricted Stock” means Shares granted pursuant to Section 8.

“Restricted Stock Units” means an Award providing for the contingent grant of Shares (or the cash equivalent thereof) pursuant to Section 9.

“Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after adoption of the Plan.

“Share” means a share of Common Stock.

“Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

Unless the context expressly requires the contrary, references in the Plan to (a) the term “Section” refers to the sections of the Plan, and (b) the word “including” means “including (without limitation).”

Purpose.  The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the alignment of their interests with those of the stockholders of the Company.

Administration.  The Committee shall administer the Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the Eligible Persons to whom it grants Awards, the terms (which terms need not be identical) of all Awards, including without limitation, the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the periods during which Options may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of the Plan and Awards granted hereunder. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final. The Committee may delegate its authority under this Section 3 and the terms of the Plan to such extent it deems desirable and is consistent with the requirements of applicable law.

Eligibility.  Awards may be granted only to Eligible Persons, provided that (a) Incentive Stock Options may be granted only to Eligible Persons who are Section 422 Employees; and (b) Options may be granted only to persons with respect to whom Shares constitute stock of the service recipient (within the meaning of Section 409A of the Code and the applicable Treasury Regulations thereunder).

Stock Subject to Plan.  Subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued under the Plan is 4,000,000 Shares. Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise. The number of Shares authorized for issuance under the Plan shall be decreased by 2.33 Shares for each Share issued pursuant to Awards that are not Options (any Awards that are not Options being “Full Value Awards”).

Subject to adjustment as provided in Section 13, the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan during any calendar year is 500,000 Shares. The maximum number of Shares with respect to which an Employee has been granted Awards shall be determined in accordance with Section 162(m) of the Code.

If an Option expires or terminates for any reason without having been fully exercised, if shares of Restricted Stock are forfeited, or if Shares covered by an Award are not issued or are forfeited, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards; provided, however, that: (a) in the case of Full Value Awards, the number of Shares that again become available for the grant of Awards under the Plan shall reflect the last sentence of Section 5.1, so that, by way of example, if 100 shares of Restricted Stock are forfeited, 233 Shares shall again be available for the grant of Awards, subject to the last sentence of Section 5.1; (b) in the case of Shares that are withheld to pay withholding taxes, no such withheld Shares shall be available for the grant of Awards hereunder; (c) in the case of the surrender of all or a portion of an Option pursuant to Section 6.4 hereof, the excess of the number of Shares as to which the Option is surrendered over the number of Shares issued to the Participant in consideration for such surrender shall not be available for the grant of Awards hereunder; and (d) in the case of delivery of Shares pursuant to Section 7.2 hereof as payment of the Exercise Price, no such Shares shall be available for the grant of Awards hereunder.

Options.  Options granted under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee. Each Option granted under the Plan shall be identified as either a Nonqualified Stock Option or an Incentive Stock Option, and each Option shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in Section 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify. The Committee, in its discretion, may condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals.

The Exercise Price of an Option granted under the Plan shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Shareholder, the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant.

The Committee shall determine the Option Period for an Option, which shall be specifically set forth in the Agreement, provided that an Option shall not be exercisable after ten years five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

To the extent authorized by the committee, and in accordance with such rules as the Committee may prescribe, a Participant may surrender to the Company an Option (or a portion thereof) that has become exercisable and receive upon such surrender, without any payment to the Company (other than required tax withholding amounts) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Exercise Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Participant would be entitled but for the parenthetical above relating to the issuance of a whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

Exercise of Options.  Subject to the terms of the applicable Agreement, an Option may be exercised, in whole or in part, by delivering to the Company a notice of the exercise, in such form as the Committee may prescribe, accompanied by (a) full payment for the Shares with respect to which the Option is exercised or (b) to the extent provided in the applicable Agreement, irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option.

To the extent provided in the applicable Agreement or otherwise authorized by the Committee, payment may be made by delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an Option or other Award granted hereunder or under any other compensation plan maintained by the Company or any Affiliate, have been held by the Participant for such period, if any, as the Committee may specify) valued at Fair Market Value on the Date of Exercise or surrender of the Option (or portion thereof) as provided in Section 6.4.

Restricted Stock Awards.  Each grant of Restricted Stock under the Plan shall be subject to an Agreement specifying the terms and conditions of the Award. Restricted Stock granted under the Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

Restricted Stock Unit Awards.  Each grant of Restricted Stock Units under the Plan shall be evidenced by an Agreement that (a) provides for the issuance of Shares (or the cash equivalent thereof) to a Participant at such time(s) as the Committee may specify and (b) contains such other terms and conditions as the Committee may specify, including, terms that condition the issuance or vesting of Restricted Stock Unit Awards upon the achievement of one or more specified Performance Goals.

Performance Awards.  Each Performance Award granted under the Plan shall be evidenced by an Agreement that (a) provides for the payment of cash or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals over such period as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify. If the terms of a Performance Award provide for payment in the form of Shares, for purposes of Section 5.2, the Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. The maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a calendar year shall not exceed $5 million. The Committee may, in its discretion, grant Performance Awards pursuant to which the amount and payment of the Award is determined by reference to a percentage of a bonus or incentive pool that applies to more than one Participant, and the amount of the bonus or incentive pool may, in the discretion of the Committee, be either fixed in amount or determined based upon the achievement of one or more Performance Goals.

Other Stock-Based Awards.  The Committee may in its discretion grant stock-based awards (including awards based on dividends) of a type other than those otherwise provided for in the Plan, including the issuance or offer for sale of unrestricted Shares (“Other Stock-Based Awards”). Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals.

Dividends and Dividend Equivalents.  The terms of an Award, other than an Option, may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by such Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or Shares, as determined by the Committee. In the discretion of the Committee, payment of dividends or dividend equivalents may be contingent upon the achievement of one or more Performance Goals.

Capital Events and Adjustments.  In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, reverse stock split, spin-off, split-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee shall provide for a substitution for or adjustment in: (a) the number and class of securities subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (b) the Exercise Price of Options, (c) the aggregate number and class of Shares for which Awards thereafter may be granted under the Plan, and (d) the maximum number of Shares with respect to which an Employee may be granted Awards during any calendar year.

Any provision of the Plan or any Agreement to the contrary notwithstanding, in the event of a merger or consolidation to which the Company is a party, the Committee shall take such actions, if any, as it deems necessary or appropriate to prevent the enlargement or diminishment of Participants’ rights under the Plan and Awards granted hereunder, and may, in its discretion, cause any Award granted hereunder to be canceled in consideration of a cash payment equal to the fair value of the canceled Award, as determined by the committee in its discretion. The fair value of an Option shall be deemed to be equal to the product of (a) the number of Shares the Option covers (and has not previously been exercised) and (b) the excess, if any, of the Fair Market Value of a Share as of the date of cancellation over the Exercise Price of the Option.

Termination or Amendment.  The Board may amend or terminate the Plan in any respect at any time; provided, however, that after the stockholders of the Company have approved the Plan, the Board shall not amend or terminate the Plan without approval of (a) the Company’s stockholders to the extent applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the common stock is listed or quoted, if any, requires stockholder approval of the amendment or termination, and (b) each affected Participant if the amendment or termination would adversely affect the Participant’s rights or obligations under any Award granted prior to the date of the amendment or termination.

Modification, Substitution of Awards.  Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award, and (b) subject to Section 13, in no event may an Option be (i) modified to reduce the Exercise Price of the Option or (ii) cancelled or surrendered in consideration for cash, other Awards, or the grant of a new Option with a lower Exercise Price.

Foreign Employees.  Without amendment of the Plan, the Committee may grant Awards to Eligible Persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any Affiliate operates or has employees.

Stockholder Approval.  The Plan, and any amendments hereto requiring stockholder approval pursuant to Section 14 are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board.

Withholding.  The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local, and foreign tax withholding requirements. To the extent authorized by the Committee, and in accordance with such rules as the Committee may prescribe, a Participant may satisfy any withholding tax requirements by one or any combination of the following means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares.

Term of Plan.  Unless sooner terminated by the Board pursuant to Section 14, the Plan shall terminate on the date that is ten years after the earlier of the date that the Plan is adopted by the Board or approved by the Company’s stockholders, and no Awards may be granted or awarded after such date. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.

Indemnification of Committee.  In addition to such other rights of indemnification as they may have as members of the Board or Committee, the Company shall indemnify members of the Committee against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

General Provisions.  The establishment of the Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan. Participation in the Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

Neither the adoption of the Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, restricted stock or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.

The interests of any Eligible Person under the Plan and/or any Award granted hereunder are not subject to the claims of creditors and may not, in any way, be transferred, assigned, alienated or encumbered except to the extent provided in an Agreement.

The Plan shall be governed, construed and administered in accordance with the laws of the State of Texas without giving effect to the conflict of laws principles.

The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under the Plan, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies the Committee deems necessary, and without complying to the Board’s or Committee’s complete satisfaction, with all rules and regulations under federal, state or local law the Committee deems applicable.

To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Notwithstanding any other provision of the Plan to the contrary, to the extent any Award (or a modification of an Award) under the Plan results in the deferral of compensation (for purposes of Section 409A of the Code), the terms and conditions of the Award shall comply with Section 409A of the Code.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 2, 2008.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/TIN • Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	C0123456789	12345
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Directors of Temple-Inland Inc. recommend voting FOR proposals 1, 2 and 3.
1. To elect five (5) directors to the Board of Directors. These five directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

01 – Larry R. Faulkner	☐	☐	☐	02 – Jeffrey M. Heller	☐	☐	☐	03 – Doyle R. Simons	☐	☐	☐
04 – W. Allen Reed	☐	☐	☐	05 – J. Patrick Maley III	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	To approve the 2008 Incentive Plan.	☐	☐	☐	3.	To ratify the Audit Committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for the year 2008.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.	Comments —Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Temple-Inland Inc.

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting on May 2, 2008
The undersigned hereby acknowledges receipt of the notice of the Annual Meeting of Stockholders and proxy statement each dated March 25, 2008 and does hereby appoint Doyle R. Simons, J. Patrick Maley III and J. Bradley Johnston and each of them as Proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and vote, as designated below, all the shares of Common Stock, par valure $1.00 per share, of Temple-Inland Inc. held of record by the undersigned on March 6, 2008 at the annual meeting of stockholders to be held on Friday, May 2, 2008, and any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted on appear on reverse side.)